Exhibit 10.77

Execution Version

MASTER IMPLEMENTATION AND FUNDS FLOW AGREEMENT

between

THE PARTIES LISTED IN SCHEDULE 1

     d

PARTIES:

This Agreement is made between the Parties listed in Schedule 1.

WHEREAS

A.	Each of the Parties is a party to certain of the Transaction Documents.

B.	The Parties have agreed to enter into this Agreement to regulate the implementation of the transactions contemplated in the Transaction Documents and the flow of funds under the Transaction Documents.

C.

In terms of this Agreement, the Conditions must be satisfied by no later than the relevant dates set out in clauses 2.1, the Escrow Documents must be delivered by the relevant Parties to the Escrow Agent by no later than 26 July 2017, the relevant Parties (other than ICBC and Nedbank) must pay their subscription and other amounts to the Funds Flow Bank by no later than 28 July 2017, ICBC must pay the Cash Portion New ICBC Loan to the Funds Flow Bank by no later than 31 July 2017, Nedbank must pay an amount equal to the SPV3 Loan to the Funds Flow Bank by no later than 31 July 2017, the First Pre- Closing Meeting is to be held on 27 July 2017, the Second Pre-Closing Meeting is to be held on 31 July 2017, and Closing is to commence on the Implementation Date.

IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

For the purposes of this Agreement and the preamble above, unless the context requires otherwise:

1.1.1	3C Residual Shares means the 641 shares in the issued share capital of Cell C beneficially held by 3C on the Signature Date;

1.1.2	3C SPV1 Shares means all of the shares in the issued share capital of SPV1 beneficially held by 3C;

1.1.3	3C SPV2 Shares means all of the shares in the issued share capital of SPV2 beneficially held by 3C;

1.1.4	3C SPV3 Shares means all of the shares in the issued share capital of SPV3 beneficially held by 3C;

1.1.5

3C (SPV1) Pledge and Cession in Security means the pledge and cession in security agreement dated on or about the Signature Date in terms of which 3C pledges the 3C SPV1 Shares in favour of TMF (in its capacity as creditor in respect of the Parallel Obligations (as defined in that agreement);

1.1.6

3C (SPV2) Pledge and Cession in Security means the pledge and cession in security agreement dated on or about the Signature Date in terms of which 3C pledges the 3C SPV2 Shares in favour of ICBC (in its capacity as creditor in respect of the Parallel Obligations (as defined in that agreement);

1.1.7	3C (SPV3) Pledge and Cession in Security means the pledge and cession in security agreement dated on or about the Signature Date in terms of which 3C pledges the 3C SPV3 Shares in favour of Nedbank;

1.1.8	Affiliate means, in relation to any person, a subsidiary of that person or a holding company of that person or any other subsidiary of that holding company;

1.1.9	Agreement means this master implementation and funds flow agreement and its Schedules;

Master Implementation and Funds Flow Agreement

1.1.10

Amendment and Restatement Agreement means the amendment and restatement agreement dated on or about the Signature Date between, inter alia, Cell C, the Subsidiaries and the Security SPV amending certain Original Documents (as defined in that agreement);

1.1.11	Arrangement means the arrangement in terms of section 155 of the Companies Act proposed by Cell C and approved by the Existing Bondholders;

1.1.12

Average Trade Rate means the average of the spot rates for exchange between: ZAR and USD; and ZAR and EUR (as the case may be), obtained by the Nedbank in trading, on behalf of Cell C, equal amounts of ZAR for USD, and equal amounts of ZAR for EUR (as the case may be) through a process agreed to between Cell C, CDB and ICBC;

1.1.13	Bank Accounts means:

1.1.13.1	the BLT Bank Account;

1.1.13.2	the CDB Bank Account;

1.1.13.3	the DBSA Bank Account;

1.1.13.4	the Existing Paying Agent Bank Account;

1.1.13.5	the ICBC Bank Account;

1.1.13.6	the Net1 Bank Account;

1.1.13.7	OTL Bank Account;

1.1.13.8	OTSA Bank Account; and

1.1.13.9	the SPV2 DSRA Bank Accounts,

in each case as set out in Schedule 3;

1.1.14	BLT EGM CP means the Transaction Documents Condition set out in clause 3.1.3 of the Equity Implementation Agreement;

1.1.15

BLT EGM CP Satisfaction Letter means the letter to be delivered by the BLT Designated Representative to the Escrow Agent and Cell C in terms of clause 3.4 confirming that the BLT EGM CP has been fulfilled in terms of the Equity Implementation Agreement;

1.1.16	BLT Subscription Agreement means the subscription agreement between Cell C and BLT pertaining to the subscription by BLT for the BLT Subscription Shares dated on or about the 19 June 2017;

1.1.17	BLT Subscription Price means the BLT Subscription Price as defined in the BLT Subscription Agreement;

1.1.18	BLT Subscription Shares means the BLT Subscription Shares as defined in the BLT Subscription Agreement;

1.1.19	Bondholder Documents means:

1.1.19.1	in respect of the Cell C Bonds:

1.1.19.1.1	the Cell C Bonds Trust Deed;

1.1.19.1.2	the Cell C Bonds Paying Agency Agreement;

Master Implementation and Funds Flow Agreement

1.1.19.2	in respect of the SPV1 Bonds:

1.1.19.2.1	the SPV1 Bonds Trust Deed; and

1.1.19.2.2	the SPV1 Bonds Paying Agency Agreement;

1.1.20	Bondholder Interest Payment Amount means the Interest Payment Amount as defined in the Bondholder Repayment and Interest Payment Agreement;

1.1.21	Bondholder Repayment Amount means the Repayment Amount as defined in the Bondholder Repayment and Interest Payment Agreement;

1.1.22	Bondholder Repayment and Interest Payment Agreement means the repayment and interest payment agreement between Cell C, the Existing Paying Agent and SPV1 dated on or about the Signature Date;

1.1.23	BONY Side Letter means the letter between BONY and Cell C in the form agreed as between BONY and Cell C;

1.1.24	Business Day means any day (other than a Saturday or Sunday) on which the banks are open for general business in Johannesburg, London, Hong Kong, New York and Beijing;

1.1.25	Buyback Price means ZAR17,095.47;

1.1.26	Buyback Resolutions means the board resolutions of each of Cell C and 3C setting out the terms of the acquisition by Cell C from 3C of the 3C Residual Shares;

1.1.27	Cash Portion New ICBC Loan means ZAR953,948,967.99 (being a portion of the New ICBC Loan);

1.1.28	CDB Documents means:

1.1.28.1	the CDB Facility Agreement; and

1.1.28.2	any other Finance Document (as defined in the CDB Facility Agreement);

1.1.29	CDB Existing Debt means the amounts owing by Cell C to CDB under the Original CDB Finance Documents;

1.1.30

CDB Facility Agreement means the amendment, restatement, termination and accession agreement relating to a facility agreement between Cell C as borrower, Cell C SP, Cell C Tower and Cell C Property as original subsidiary guarantors and China Development Bank as arranger, original lender and facility agent dated on or about the Signature Date;

1.1.31	CDB Interest Payment Amounts means the CDB Interest Payment Amounts as defined in the SPV2 Repayment and Interest Payment Agreement and as set out in the CDB Payment Notices;

1.1.32	CDB Payment Notices means the pack of payment, prepayment, fee payment and other notices in respect of the Original CDB Finance Documents as agreed between CDB and Cell C;

1.1.33	CDB Repayment Amount means the CDB Repayment Amount as defined in the SPV2 Repayment and Interest Payment Agreement and as set out in more detail in the CDB Payment Notices;

1.1.34	CDB SPV2 Fee means the fee payable to CDB in terms of the SPV2 Fee Letter;

1.1.35

Cell C Bonds means the USD denominated 8.625% First Priority Senior Secured Notes due 2020 of Cell C issued pursuant to the Arrangement and in accordance with the relevant Bondholder Documents on or about the Implementation Date;

Master Implementation and Funds Flow Agreement

1.1.36	Cell C Bonds Trust Deed means the trust deed between Cell C and BoNY in respect of the Cell C Bonds dated on or about the Implementation Date;

1.1.37	Cell C MOI means the memorandum of incorporation of Cell C to be adopted on or prior to the Implementation Date, a copy of which is attached to the Shareholders Agreement;

1.1.38	Cell C/CDB Letter of Direction means the letter of direction from Cell C to CDB dated on or about the Signature Date;

1.1.39	Cell C/ICBC Letter of Direction means the letter of direction from Cell C to ICBC dated on or about the Signature Date;

1.1.40	Cell C Registered Global Bond means the registered global bond representing the Cell C Bonds;

1.1.41	Cell C Bonds Paying Agency Agreement means paying agency agreement between Cell C and BoNY, the Principal Paying Agent and Registrar dated on or about the Implementation Date;

1.1.42	Cell C Service Provider Loan means a loan in the sum of ZAR2,500,000,000 made available by Cell C to Cell C SP pursuant to clause 9.3.4.3 on such terms as Cell C and Cell C SP may agree;

1.1.43

Cession and Pledge in Security Agreement means the cession and pledge in security agreement dated 26 March 2013 between Cell C as pledgor and the Security SPV as pledgee in respect of the pledge by Cell C of all of the issued and paid up shares of each of the Subsidiaries and the cession of its rights and interests to such shares to the Security SPV, as amended and restated in accordance with the Amendment and Restatement Agreement effective from the Implementation Date;

1.1.44	Cession in Security Agreements means, collectively:

1.1.44.1

the cession in security agreement dated 26 March 2013 between Cell C (as cedent) and the Security SPV (as cessionary) in respect of the cession by Cell C of all of its rights and interests to, inter alia, certain licences, certain commercial agreements and other Ceded Rights (as defined in that agreement) to the Security SPV;

1.1.44.2

the cession in security agreement dated 26 March 2013 between Cell C Property (as cedent) and the Security SPV (as cessionary) in respect of the cession by Cell C Property of all of its rights and interests to, inter alia, certain Ceded Rights (as defined in that agreement) to the Security SPV;

1.1.44.3

the cession in security agreement dated 26 March 2013 between Cell C SP (as cedent) and the Security SPV (as cessionary) in respect of the cession by Cell C SP of all of its rights and interests to, inter alia, certain Ceded Rights (as defined in that agreement) to the Security SPV; and

1.1.44.4

the cession in security agreement dated 26 March 2013 between Cell C Tower (as cedent) and the Security SPV (as cessionary) in respect of the cession by Cell C Tower of all of its rights and interests to, inter alia, certain Ceded Rights (as defined in that agreement) to the Security SPV, in each instance, as amended and restated in accordance with the Amendment and Restatement Agreement effective from the Implementation Date;

1.1.45	Closing means completion of all the matters envisaged in clause 9;

1.1.46	Closing Date means the Implementation Date;

1.1.47	Companies Act means the Companies Act 71 of 2008, as amended;

Master Implementation and Funds Flow Agreement

1.1.48	Conditions means the conditions precedent set out in clause 2.1;

1.1.49

Counter-Indemnity Agreement means the counter-indemnity agreement dated 26 March 2013 between Cell C, the Subsidiaries and the Security SPV, as amended and restated in accordance with the Amendment and Restatement Agreement effective from the Implementation Date;

1.1.50

CP Satisfaction Letter means the letter to be delivered to the Escrow Agent and Cell C in terms of clause 3.3 confirming that the relevant Transaction Documents Conditions (other than the BLT EGM CP, as applicable) referred to in such letter have been fulfilled or waived in terms of the relevant Transaction Documents, in substantially the form set out in Schedule 11;

1.1.51	Creditors means collectively, the Existing Bondholders, CDB, ICBC, Nedbank and DBSA;

1.1.52	DBSA Amended and Restated Loan Agreement means the amended and restated loan agreement between Cell C and DBSA dated on or about the Signature Date;

1.1.53	DBSA Cash Settlement Amount means the Cash Settlement Amount as defined in the DBSA Amended and Restated Loan Agreement;

1.1.54	DBSA Documents means:

1.1.54.1	the DBSA Amended and Restated Loan Agreement; and

1.1.54.2	any other Finance Document (as defined in the DBSA Amended and Restated Loan Agreement);

1.1.55	DBSA Interest Payment Amount means the Interest Payment Amount as defined in the DBSA Amended and Restated Loan Agreement;

1.1.56

Default means a default and/or event of default howsoever defined in each of the Original Finance Documents, the New Finance Documents, the SPV2 Facilities Agreement and/or the SPV3 Facility Agreement;

1.1.57	Designated Representative means the designated representative of each Party set out in Schedule 4;

1.1.58	Equity Documents means:

1.1.58.1	the 3C Buyback Agreement;

1.1.58.2	the BLT Subscription Agreement;

1.1.58.3	the Cell C MOI;

1.1.58.4	the Equity Implementation Agreement;

1.1.58.5	the M5 Subscription Agreement;

1.1.58.6	the MS15 Subscription Agreement;

1.1.58.7	the Net1 Subscription Agreement;

1.1.58.8	the Shareholders Agreement; and

1.1.58.9	the SPV Subscription Agreements;

Master Implementation and Funds Flow Agreement

1.1.59

Equity Implementation Agreement means the equity implementation agreement between Cell C, 3C, BLT, Net1, M5, MS15, SPV1, SPV2, and SPV3 dated on or about 19 June 2017, pertaining to the implementation of the Equity Restructuring;

1.1.60

Equity Restructuring means the equity restructuring of Cell C as detailed in the Equity Documents resulting in the Post-Recapitalisation Group Structure, and which is to be implemented in accordance with the terms of this Agreement;

1.1.61

Escrow Documents means each document or instrument which a Party is obliged to deliver for the purposes of completion or implementation of each Transaction Step to which that Party is a party, including (for the avoidance of doubt) in terms of each Transaction Document to which that Party is a party;

1.1.62	Existing Bondholders means the beneficial holders of the Existing Bonds;

1.1.63

Existing Bondholder Distribution Instruction means the irrevocable distribution instruction provided by Cell C to the Funds Flow Bank setting out the details for the payment of the Bondholder Repayment Amount and the Bondholder Interest Payment Amount to the account of the Existing Paying Agent specified therein;

1.1.64	Existing Bonds means the EUR400,000,000 8.625% first priority senior secured notes due 2018 issued by Cell C under the Existing Bond Documents;

1.1.65	Existing Bond Documents means the indenture, dated as of July 13, 2005, as amended and/or supplemented from time to time in terms of which the Existing Bonds were issued to the Existing Bondholders;

1.1.66	Existing Paying Agent means The Bank of New York Mellon, in its capacity as paying agent under the Existing Bond Documents;

1.1.67	Failure Date as defined in clause 2.3;

1.1.68	First Pre-Closing Meeting means the meeting referred to in clause 6.1;

1.1.69	Funds Flow Bank Accounts means:

1.1.69.1	the BLT Funds Flow Bank Account;

1.1.69.2	the Cell C Funds Flow Bank Account;

1.1.69.3	the Cell C SP Funds Flow Bank Account;

1.1.69.4	the Net1 Funds Flow Bank Account; and

1.1.69.5	the SPV3 Funds Flow Bank Account,

in each case as set out in Schedule 3;

1.1.70	Funds Flow Bank Fee Letter means the fee letter from the Funds Flow Bank to Cell C dated on or about the Signature Date;

1.1.71	Funds Flow Bank Payments Schedule means Schedule 12, which sets out all payments required to be made by the Funds Flow Bank on the Implementation Date in terms of clause 9;

1.1.72	General Notarial Bonds means, collectively:

1.1.72.1	the general notarial bond registered by Cell C in favour of the Security SPV under number BN14720/2013;

Master Implementation and Funds Flow Agreement

1.1.72.2	the general notarial bond registered by Cell C SP in favour of the Security SPV under number BN97250/2005;

1.1.72.3	the general notarial bond registered by Cell C Property in favour of the Security SPV under number BN97249/2005; and

1.1.72.4	the general notarial bond registered by Cell C Tower in favour of the Security SPV under number BN39291/2010;

1.1.73	ICBC Documents means:

1.1.73.1	the ICBC Facility Agreement; and

1.1.73.2	any other Finance Document (as defined in the ICBC Facility Agreement);

1.1.74	ICBC Existing Debt means amounts owing by Cell C to ICBC under the Original ICBC Finance Documents;

1.1.75

ICBC Facility Agreement means the facility agreement between Cell C as borrower, Cell C SP, Cell C Tower and Cell C Property as original subsidiary guarantors and Industrial and Commercial Bank of China Limited as arranger, original lender and facility agent dated on or about the Signature Date;

1.1.76	ICBC Interest Payment Amounts means the ICBC Interest Payment Amounts as defined in the SPV2 Repayment and Interest Payment Agreement and as set out in more detail in the ICBC Payment Notices;

1.1.77	ICBC Payment Notices means the pack of payment, prepayment, fee payment and other notices in respect of the Original ICBC Finance Documents as agreed between ICBC and Cell C;

1.1.78	ICBC Repayment Amount means the ICBC Repayment Amount as defined in the SPV2 Repayment and Interest Payment Agreement and as set out in more detail in the ICBC Payment Notices;

1.1.79	ICBC SPV2 Fee means the fee payable to CDB in terms of the SPV2 Fee Letter;

1.1.80	Implementation Date means 1 August 2017;

1.1.81

Intercreditor Agreement means the intercreditor agreement dated on or about March 2013, as amended and restated in accordance with an amendment and restatement agreement in respect of the Intercreditor Agreement effective from the Implementation Date, between, inter alia, Cell C, CDB, ICBC, DBSA, Nedbank and the Bank of New York Mellon;

1.1.82

Liquidity Undertaking Agreement means the liquidity undertaking agreement between Blue Label Telecoms Limited, BLT, SPV2, CDB and ICBC pertaining to the liquidity support to be provided to SPV2 dated on or about the Signature Date;

1.1.83

M1 Pledge and Cession in Security means the pledge and cession in security dated on or about the Signature Date in terms of which José Guilherme Vieira Dos Santos pledges the Shares (as defined in that agreement) in favour of ICBC (in its capacity as creditor in respect of the Parallel Obligations (as defined in that agreement);

1.1.84

M5 Pledge and Cession in Security means the pledge and cession in security dated on or about the Signature Date in terms of which each of the members of M5 pledges the M5 Subscription Shares in favour of ICBC (in its capacity as creditor in respect of the Parallel Obligations (as defined in that agreement);

1.1.85	M5 Subscription Agreement means the subscription agreement between Cell C and M5 pertaining to the subscription by M5 for the M5 Subscription Shares dated on or about 19 June 2017;

Master Implementation and Funds Flow Agreement

1.1.86	M5 Subscription Price means the M5 Subscription Price as defined in the M5 Subscription Agreement;

1.1.87	M5 Subscription Shares means the M5 Subscription Shares as defined in the M5 Subscription Agreement;

1.1.88

MS15 Pledge and Cession in Security means the pledge and cession in security dated on or about the Signature Date in terms of which MS15 pledges the MS15 Subscription Shares in favour of ICBC (in its capacity as creditor in respect of the Parallel Obligations (as defined in that agreement);

1.1.89	MS15 Subscription Agreement means the subscription agreement between Cell C and MS15 pertaining to the subscription by MS15 for the MS15 Subscription Shares, dated on or about 19 June 2017;

1.1.90	MS15 Subscription Price means the MS15 Subscription Price as defined in the MS15 Subscription Agreement;

1.1.91	MS15 Subscription Shares means the MS15 Subscription Shares as defined in the MS15 Subscription Agreement;

1.1.92	Nedbank Documents means, collectively:

1.1.92.1	the term facility agreement between Cell C and Nedbank dated on or about the Signature Date; and

1.1.92.2	any other Finance Document (as defined in the agreement referred to in clause 1.1.92.1);

1.1.93	Nedbank Existing Debt means amounts owing by Cell C to Nedbank under the Original Nedbank Facilities Agreement;

1.1.94	Nedbank Interest Payment Amount as defined in the Nedbank Repayment and Interest Payment Agreement;

1.1.95	Nedbank Repayment Amount as defined in the Nedbank Repayment and Interest Payment Agreement;

1.1.96	Nedbank Repayment and Interest Payment Agreement means the repayment and interest payment agreement between Cell C, Nedbank and SPV3 dated on or about the Signature Date;

1.1.97	Nedbank Suspense Account means the Nedbank Suspense Account as set out in Schedule 3;

1.1.98	Net1 Subscription Agreement means the subscription agreement between Cell C and Net1 pertaining to the subscription by Net1 for the Net1 Subscription Shares, dated on or about 19 June 2017;

1.1.99	Net1 Subscription Price means the Net1 Subscription Price as defined in the Net1 Subscription Agreement;

1.1.100	Net1 Subscription Shares means the Net1 Subscription Shares as defined in the Net1 Subscription Agreement;

1.1.101	New ICBC Loan means the loan made available to Cell C by ICBC under and in terms of the ICBC Documents;

1.1.102	New Nedbank Loan means the loan made available by Nedbank to Cell C under and in terms of the Nedbank Documents;

1.1.103	New Finance Documents means, collectively:

1.1.103.1	the Amendment and Restatement Agreement;

1.1.103.2	the Bondholder Documents;

1.1.103.3	the BONY Side Letter;

1.1.103.4	the CDB Documents;

Master Implementation and Funds Flow Agreement

1.1.103.5	the Counter-Indemnity Agreement;

1.1.103.6	the DBSA Documents;

1.1.103.7	the ICBC Documents;

1.1.103.8	the Intercreditor Agreement;

1.1.103.9	the Nedbank Documents;

1.1.103.10	Repayment and Interest Payment Agreements; and

1.1.103.11	the Security SPV Documents;

1.1.104	New Security Documents means, collectively:

1.1.104.1	the Cession in Security Agreements;

1.1.104.2	the General Notarial Bonds;

1.1.104.3	the Cession and Pledge in Security Agreement;

1.1.104.4	the Special Notarial Bond; and

1.1.104.5	the Trade Mark Security Agreement;

1.1.105	Original CDB Finance Documents means, collectively:

1.1.105.1

the €240,000,000 term facility made available to Cell C pursuant to a facility agreement dated 24 August 2010, as amended and restated on 29 June 2011, 27 September 2011 and 31 December 2012, and entered into between Cell C as borrower and CDB as arranger, agent and original lender;

1.1.105.2

the $360,000,000 term facility made available to Cell C pursuant to a facility agreement dated 29 June 2011, as amended and restated on 27 September 2011 and 31 December 2012, and entered into between Cell C as borrower and CDB as arranger, agent and original lender; and

1.1.105.3

the $131,000,000 term facility made available to Cell C pursuant to a facility agreement dated 28 December 2015 and entered into among Cell C as borrower, its subsidiaries named therein as guarantors and CDB as arranger, agent and original lender;

1.1.106	Original DBSA Facilities Agreement means the ZAR325,000,000 loan agreement dated 20 December 2012 between, inter alia, Cell C and DBSA;

1.1.107

Original Finance Documents means the Original CDB Finance Documents, the Original ICBC Finance Documents, the Original Nedbank Facilities Agreement, the Original DBSA Facilities Agreement and all related finance documents in connection thereto;

1.1.108	Original ICBC Finance Documents means, collectively:

1.1.108.1

the $197,000,000 term facility made available to Cell C pursuant to a facility agreement dated 16 June 2014, as amended and restated on 10 July 2015, and entered into among Cell C as borrower, its subsidiaries named therein as guarantors and ICBC as arranger, agent and original lender; and

Master Implementation and Funds Flow Agreement

1.1.108.2

the $240,000,000 term facility and the ZAR1,300,000,000 term facility, both made available to Cell C pursuant to the facilities agreement dated 18 June 2015 and entered into among Cell C as borrower, its subsidiaries named therein as guarantors and ICBC as arranger, agent and original lender;

1.1.109

Original Nedbank Facilities Agreement means the term and revolving credit facilities agreement dated 20 December 2012 between Nedbank, Cell C, Cell C Property, Cell C SP and Cell C Tower as amended and restated by an amendment and restatement agreement dated 30 April 2015;

1.1.110	OTL Documents means:

1.1.110.1	the OTL Residual Value Realisation, Recapitalisation Support and Release Agreement;

1.1.110.2	the OTL Release Deed;

1.1.110.3	the OTSA Share Sale and Purchase Agreement;

1.1.111	OTL Release Deed means the OTL release deed between, inter alia, Cell C, OTL and the Creditors, dated on or about the Signature Date pertaining to the release of certain security;

1.1.112	OTL Residual Value Realisation, Recapitalisation Support and Release Agreement means the OTL residual value realisation, recapitalisation and release agreement between, inter alia, Cell C, OTL, BLT, the SPVs and the Creditors, dated on or about the Signature Date pertaining to the realisation of certain assets of OTL;

1.1.113	OTL Security means the OTL Security as defined in the OTL Residual Value Realisation, Recapitalisation Support and Release Deed;

1.1.114	OTSA Share Sale and Purchase Agreement means the agreement between OTSAH, MS15 and OTSA pertaining to the sale by OTSAH to MS15 of the OTSA Shares, dated on or about the Signature Date;

1.1.115	OTSA Shares means 49% of the entire issued share capital of OTSA;

1.1.116	OTSA Shares Price means ZAR10;

1.1.117	Parties means the parties to this Agreement (excluding BoNY for these purposes), and Party shall be a reference to any one of them, as the context may require;

1.1.118	Paying Agent means the Bank of New York Mellon, London Branch, in its capacity as Paying Agent under the Existing Bond Documents;

1.1.119	Pre-Closing Step 1 as defined in clause 5.2;

1.1.120	Pre-Closing Step 2 as defined in clause 7.3;

1.1.121	Pre-Closing Step 3 as defined in clause 7.5;

1.1.122	Principal Paying Agent means The Bank of New York Mellon, London Branch;

1.1.123	Recapitalisation Transaction means the transactions contemplated in the Transaction Documents;

1.1.124	Registrar means The Bank of New York Mellon SA/NV, Luxembourg Branch;

1.1.125	Repayment and Interest Payment Agreements means, collectively:

1.1.125.1	the Bondholder Repayment and Interest Payment Agreement;

Master Implementation and Funds Flow Agreement

1.1.125.2	the SPV2 Repayment and Interest Payment Agreement; and

1.1.125.3	the Nedbank Repayment and Interest Payment Agreement;

1.1.126	Resale of Airtime Agreement means the resale of airtime agreement between Cell C SP and BLT pertaining to the resale of airtime stock by Cell C SP to BLT, dated on or about the Signature Date;

1.1.127

Return of Airtime Agreement means the return of airtime agreement between, inter alia, Cell C SP and BLT pertaining to the return of airtime stock by BLT to Cell C SP, dated on or about the Signature Date;

1.1.128	Second Pre-Closing Meeting as defined in clause 6.1;

1.1.129	Security SPV Documents means the SPV Guarantee and the SPV Management Agreement;

1.1.130	Shareholders Agreement means the shareholders agreement between Cell C, BLT, Net1, MS15, M5, SPV1, SPV2 and SPV3 dated on or about 19 June 2017;

1.1.131	Signature Date means the date on which this Agreement is signed by the Party signing last in time;

1.1.132

Special Notarial Bond means the special notarial bond dated on or about the Signature Date in terms of which Cell C grants a Security Interest (as defined in that bond) over its specified movable assets in favour of the Security SPV (for and on behalf of each Secured Party (as defined in that bond)) as security for its obligations under, amongst others, the Counter-Indemnity Agreement;

1.1.133	Specified Bondholder Documents means:

1.1.133.1	the Cell C Bonds Trust Deed;

1.1.133.2	the Cell C Bonds Paying Agency Agreement;

1.1.133.3	the Cell C Registered Global Bond

1.1.133.4	the SPV1 Bonds Trust Deed;

1.1.133.5	the SPV1 Bonds Paying Agency Agreement; and

1.1.133.6	the SPV1 Registered Global Bond;

1.1.134	Specified Pre-implementation Documents means:

1.1.134.1	any CDB Payment Notice;

1.1.134.2	any ICBC Payment Notice;

1.1.134.3	any Utilisation Request (as defined in the ICBC Facility Agreement) under the ICBC Facility Agreement; and

1.1.134.4	any Utilisation Request (as defined in the Nedbank Facility Agreement) under the Nedbank Facility Agreement;

1.1.135	SPVs means collectively, SPV1, SPV2 and SPV3;

1.1.136	SPV Guarantee means the SPV Guarantee as defined in the Intercreditor Agreement;

1.1.137

SPV Management Agreement means the management agreement dated on or about 27 March 2013 between the GMG Trust Company (SA) Proprietary Limited and the Security SPV, as amended on or about the Implementation Date;

Master Implementation and Funds Flow Agreement

1.1.138	SPV Subscription Agreements means, collectively, the SPV1 Subscription Agreement, the SPV2 Subscription Agreement and the SPV3 Subscription Agreement;

1.1.139	SPV1 Bonds means the USD denominated 8.625% Notes due 2022 of SPV1 issued pursuant to the Arrangement and in accordance with the relevant Bondholder Documents on or about the Implementation Date;

1.1.140

SPV1 Bonds Fees means any costs, fees and expenses related to the administration of the SPV1 Bonds incurred up to and including on the Implementation Date (including, but not limited to, the issuing and listing of the SPV1 Bonds) to be paid by Cell C on behalf of SPV1, as reflected in an invoice submitted by SPV1 to Cell C by no later than 28 July 2017;

1.1.141	SPV1 Bonds Paying Agency Agreement means the paying agency agreement between Cell C and BoNY, the Principal Paying Agent and Registrar, dated on or about the Implementation Date;

1.1.142	SPV1 Bonds Trust Deed means the trust deed between SPV1 and the BoNY, dated on or about the Implementation Date;

1.1.143

SPV1 Cession in Security means the cession in security agreement dated on or about the Signature Date in terms of which SPV1 cedes the Secured Asset (as defined in that agreement) to TMF (in its capacity as creditor in respect of the Parallel Obligations (as defined in that agreement);

1.1.144	SPV1 Documents means, collectively:

1.1.144.1	the relevant Bondholder Documents; and

1.1.144.2	the SPV1 Security Documents;

1.1.145	SPV1 Loan Assumption Amount means the SPV1 Assumption Amount as defined in the Bondholder Repayment and Interest Payment Agreement;

1.1.146

SPV1 Pledge and Cession in Security means the pledge and cession in security agreement dated on or about the Signature Date in terms of which SPV1 pledges the SPV1 Subscription Shares in favour of TMF (in its capacity as creditor in respect of the Parallel Obligations (as defined in that agreement));

1.1.147	SPV1 Registered Global Bond means the registered global bond representing the SPV1 Bonds;

1.1.148	SPV1 Security Documents means, collectively:

1.1.148.1	the SPV1 Pledge and Cession in Security;

1.1.148.2	the 3C (SPV1) Pledge and Cession in Security; and

1.1.148.3	the SPV1 Cession in Security;

1.1.149	SPV1 Subscription Agreement means the subscription agreement between Cell C and SPV1 pertaining to the subscription by SPV1 for the SPV1 Subscription Shares, dated on or about 19 June 2017;

1.1.150	SPV1 Subscription Price means the SPV1 Subscription Price as defined in the SPV1 Subscription Agreement;

1.1.151	SPV1 Subscription Shares means the SPV1 Subscription Shares as defined in the SPV1 Subscription Agreement;

1.1.152

SPV2 Cession in Security means the cession in security agreement dated on or about the Signature Date in terms of which SPV2 cedes the Secured Asset (as defined in that agreement) to ICBC (in its capacity as creditor in respect of the Parallel Obligations (as defined in that agreement));

Master Implementation and Funds Flow Agreement

1.1.153	SPV2 Documents means, collectively:

1.1.153.1	the SPV2 Facilities Agreement;

1.1.153.2	the SPV2 Security Documents; and

1.1.153.3	the Liquidity Undertaking Agreement;

1.1.154

SPV2 Facilities Agreement means the facilities agreement dated on or about the Signature Date between, inter alia, SPV2, CDB as (arranger, original lender and agent) and ICBC (as arranger, original lender and security agent);

1.1.155

SPV2 Fee Letter means any letter or letters entered into by reference to the relevant SPV2 Documents between CDB, ICBC and Cell C (as applicable) setting out the 1.25% arrangement fee pursuant to the SPV2 Loan;

1.1.156	SPV2 Letters of Direction means the letters of direction from SPV2 to each of CDB and ICBC dated on or about the Signature Date;

1.1.157	SPV2 Loan means, collectively:

1.1.157.1	the loan made available to SPV2 by CDB under and in terms of the SPV2 Facilities Agreement; and

1.1.157.2	the loan made available to SPV2 by ICBC under and in terms of the SPV2 Facilities Agreement;

1.1.158	SPV2 Loan Assumption Amount means the SPV2 Loan Assumption Amount as defined in the SPV2 Repayment and Interest Payment Agreement;

1.1.159	SPV2 Pledge and Cession in Security means the pledge and cession in security agreement dated on or about the Signature Date in terms of which SPV2 pledges the SPV2 Subscription Shares in favour of ICBC in its capacity as creditor in respect of the Parallel Obligations (as defined in that agreement);

1.1.160	SPV2 Repayment and Interest Payment Agreement means the repayment and interest payment agreement between Cell C and SPV2 dated on or about the Signature Date;

1.1.161	SPV2 Security Documents means, collectively:

1.1.161.1	the M1 Pledge and Cession in Security;

1.1.161.2	the M5 Pledge and Cession in Security;

1.1.161.3	the MS15 Pledge and Cession in Security;

1.1.161.4	the SPV2 Pledge and Cession in Security;

1.1.161.5	the 3C (SPV2) Pledge and Cession in Security; and

1.1.161.6	the SPV2 Cession in Security;

1.1.162	SPV2 Subscription Agreement means the subscription agreement between Cell C and SPV2 pertaining to the subscription by SPV2 for the SPV2 Subscription Shares, dated on or about 19 June 2017;

1.1.163	SPV2 Subscription Price means the SPV2 Subscription Price as defined in the SPV2 Subscription Agreement;

1.1.164	SPV2 Subscription Shares means the SPV2 Subscription Shares as defined in the SPV2 Subscription Agreement;

Master Implementation and Funds Flow Agreement

1.1.165

SPV3 A&O Fees means the costs, expenses and legal fees owing to Allen & Overy (South Africa) LLP by Cell C (being a total amount not exceeding ZAR3,363,000 (including VAT)) in connection with the negotiation, drafting, preparation and implementation of the SPV3 Documents, as reflected in an invoice submitted by Allen & Overy (South Africa) LLP to Cell C by no later than 28 July 2017;

1.1.166	SPV3 Cession in Security means the cession in security agreement dated on or about the Signature Date in terms of which SPV3 cedes the Secured Asset (as defined in that agreement) to Nedbank;

1.1.167	SPV3 Documents means:

1.1.167.1	the SPV3 Facility Agreement; and

1.1.167.2	the SPV3 Security Documents;

1.1.168	SPV3 Facility Agreement means the term loan facility agreement dated on or about the Signature Date between SPV3 and Nedbank (as facility agent, arranger and original lender);

1.1.169	SPV3 Loan means the loan made available to SPV3 by Nedbank under and in terms of the SPV3 Facility Agreement;

1.1.170	SPV3 Security Documents means, collectively:

1.1.170.1	the SPV3 Pledge and Cession in Security;

1.1.170.2	the 3C (SPV3) Pledge and Cession in Security; and

1.1.170.3	the SPV3 Cession in Security;

1.1.171

SPV3 Pledge and Cession in Security means the pledge and cession in security agreement dated on or about the Signature Date in terms of which SPV3 pledges the SPV3 Subscription Shares in favour of Nedbank;

1.1.172	SPV3 Subscription Agreement means the subscription agreement between Cell C and SPV3 pertaining to the subscription by SPV3 for the SPV3 Subscription Shares, dated on or about 19 June 2017;

1.1.173	SPV3 Subscription Price means the SPV3 Subscription Price as defined in the SPV3 Subscription Agreement;

1.1.174	SPV3 Subscription Shares as means the SPV3 Subscription Shares as defined in the SPV3 Subscription Agreement;

1.1.175	Subscribing Parties means BLT, NET1, M5, MS15 and each of the SPVs, and Subscribing Party means any one of them;

1.1.176	Subscription Agreements means:

1.1.176.1	the BLT Subscription Agreement;

1.1.176.2	the Net1 Subscription Agreement;

1.1.176.3	the M5 Subscription Agreement;

1.1.176.4	the MS15 Subscription Agreement; and

1.1.176.5	the SPV Subscription Agreements;

1.1.177	Subscription Shares means:

1.1.177.1	the BLT Subscription Shares;

Master Implementation and Funds Flow Agreement

1.1.177.2	the Net1 Subscription Shares;

1.1.177.3	the M5 Subscription Shares;

1.1.177.4	the MS15 Subscription Shares;

1.1.177.5	the SPV1 Subscription Shares;

1.1.177.6	the SPV2 Subscription Shares; and

1.1.177.7	the SPV3 Subscription Shares;

1.1.178	Subsidiaries means:

1.1.178.1	Cell C SP;

1.1.178.2	Cell C Tower; and

1.1.178.3	Cell C Property;

1.1.179	Trade Mark Security Agreement means the trade mark pledge and hypothecation agreement dated on or about the Signature Date between Cell C and the Security SPV;

1.1.180	Transaction Documents means collectively:

1.1.180.1	the Equity Documents;

1.1.180.2	the New Security Documents;

1.1.180.3	the New Finance Documents;

1.1.180.4	the OTL Documents;

1.1.180.5	the Return of Airtime Agreement;

1.1.180.6	the Resale of Airtime Agreement;

1.1.180.7	the SPV1 Documents;

1.1.180.8	the SPV2 Documents; and

1.1.180.9	the SPV3 Documents;

1.1.181	Transaction Documents Conditions means all of the conditions precedent and/or suspensive conditions set out in each of the Transaction Documents (save for any condition that this Agreement becomes unconditional or that Closing has taken place in accordance with the terms of this Agreement or that requires evidence that the Transaction Steps have been completed); and

1.1.182	Transaction Step as defined in clause 8.1.

Master Implementation and Funds Flow Agreement

1.2	Interpretation

1.2.1	Unless the context clearly indicates a contrary intention, a reference in this Agreement to:

1.2.1.1

except where stated to the contrary in this Agreement, this Agreement or any other agreement, document or instrument shall be construed as a reference to this Agreement or that other agreement, document or instrument as amended, varied, novated or substituted from time to time in accordance with this Agreement;

1.2.1.2	a clause, sub-clause or Schedule is to a clause, sub-clause or Schedule to this Agreement;

1.2.1.3

a person includes any natural person, firm, company, corporation, body corporate, juristic person, unincorporated association, government, state or agency of a state or any association, trust, partnership, syndicate, consortium, joint venture, charity or other entity (whether or not having separate legal personality);

1.2.1.4	a holding company shall be construed in accordance with the Companies Act;

1.2.1.5	a subsidiary shall be construed in accordance with the Companies Act;

1.2.1.6	the singular includes the plural and vice versa;

1.2.1.7	any one gender, whether masculine, feminine or neuter, includes the other two genders;

1.2.1.8

a statutory provision includes any subordinate legislation made from time to time under that provision and a reference to a statutory provision includes that provision as from time to time modified or re-enacted as far as such modification or re-enactment applies, or is capable of applying, to this Agreement or any transaction entered into in accordance with this Agreement;

1.2.1.9

the words including, include or in particular followed by specific examples shall be construed by way of example or emphasis only and shall not be construed, nor shall it take effect, as limiting the generality of any preceding words, and the eiusdem generis rule is not to be applied in the interpretation of such specific examples or general words;

1.2.1.10	the words other or otherwise shall not be construed eiusdem generis with any foregoing words where a wider construction is possible;

1.2.1.11	references to dollar, USD or $ are to the lawful currency of the United States of America;

1.2.1.12

references to euro, EUR or € are to the lawful currency of each member of the European Community that at the relevant time has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union;

1.2.1.13	references to rand, ZAR or R are to the lawful currency of the Republic of South Africa; and

1.2.1.14	a time of day is a reference to Johannesburg time.

1.2.2	Where appropriate, meanings ascribed to defined words and expressions in clause 1.1, shall impose substantive obligations on the Parties as provided for in the definition concerned.

1.2.3	The clause headings and sub-headings in this Agreement have been inserted for convenience only and shall not be taken into account in its interpretation.

1.2.4	Words and expressions defined in any sub-clause shall, for the purposes of the clause of which that sub-clause forms part, bear the meaning assigned to such words and expressions in that sub-clause.

1.2.5	Words and expressions defined in any Schedule shall, for the purposes of this Agreement, bear the meaning assigned to such words and expressions in that Schedule.

Master Implementation and Funds Flow Agreement

2.	CONDITIONS

2.1

Save for clauses 1 to 7 (both inclusive) and clauses 11 to 15 (both inclusive), all of which will become effective immediately on the Signature Date, this Agreement is subject to the fulfilment of the conditions precedent that:

2.1.1

the Designated Representative of each Party (or in the case of CDB and ICBC their legal advisers White & Case, or in the case of the Bondholders the Designated Representative of Cell C) has confirmed to the Escrow Agent and Cell C in writing in the form set out in Schedule 13 that all of the Transaction Documents to which that Party is a party have been executed by that Party by no later than 25 July 2017 (provided that such confirmation in respect of the Specified Bondholder Documents shall be to the effect that the Specified Bondholder Documents have been signed but left undated and save for the authentication by BoNY of each of the Cell C Registered Global Bond and the SPV1 Registered Global Bond which are envisaged to be executed in accordance with clauses 9.7.1-9.7.4);

2.1.2	by no later than 25 July 2017 each of the CP Satisfaction Letters have been delivered to the Escrow Agent and Cell C pursuant to clause 3.3; and

2.1.3	by no later than 26 July 2017 the BLT EGM CP Satisfaction Letter has been delivered to the Escrow Agent and Cell C pursuant to clause 3.4.

2.2	The Conditions are not capable of being waived.

2.3	Unless the Conditions have been fulfilled by not later than the relevant dates set out in clause 2.1 (each date, a Failure Date):

2.3.1

the provisions of this Agreement, save for clause 1, this clause 2.3 and clauses 13 to 15 (both inclusive), which will remain of full force and effect, will be deemed never to have become of any force or effect and this Agreement shall terminate, the status quo ante will be restored as near as may be and none of the Parties will have any claim against the others in terms of this Agreement, provided that no such termination shall relieve any Party from liability (including any liability for damages) for any breach of this Agreement prior to termination hereof; and

2.3.2

the Funds Flow Bank shall, within 5 (five) Business Days after the relevant Failure Date return the amount deposited into each of the relevant Funds Flow Bank Accounts in terms of clause 7.1 to the relevant Bank Account of the depositor.

2.4	In the event that the Conditions are fulfilled on or prior to the relevant Failure Dates but Closing does not commence on the Implementation Date for any reason:

2.4.1

the Escrow Agent shall, within 5 (five) Business Days after the Implementation Date return to the relevant Party any Escrow Documents delivered to the Escrow Agent by that Party in terms of clause 5.2;

2.4.2

the Funds Flow Bank shall, within 5 (five) Business Days after the Implementation Date return the amount deposited into each of the relevant Funds Flow Bank Accounts in terms of clause 7.1 to the relevant Bank Account of the depositor; and

2.4.3	the status quo ante will be restored as near as may be,

and none of the Parties will have any claim against the others in terms of this Agreement, provided that nothing in this clause 2.4 shall relieve any Party from liability (including any liability for damages) for any breach of this Agreement prior to the Implementation Date.

Master Implementation and Funds Flow Agreement

2.5

The Parties shall use their reasonable endeavours, co-operate with each other and provide all such assistance as may be reasonably required of each other to bring about the fulfilment of the Conditions and the Parties shall further comply with their respective obligations under clauses 3 to 9 (both inclusive).

3.	APPOINTMENT OF DESIGNATED REPRESENTATIVES/CP SATISFACTION LETTERS

3.1

Each Party (other than the Bondholders, the Escrow Agent and the Funds Flow Bank) hereby appoints its Designated Representative as contemplated in the corresponding column in Schedule 4 to act as its agent under and in connection with this Agreement, excluding in relation to the execution of this Agreement.

3.2	Each Party (other than the Bondholders, the Escrow Agent and the Funds Flow Bank) has authorised its relevant Designated Representative to:

3.2.1	confirm in writing the completion of any Transaction Step in clause 9 that is required to be completed by that Party; and

3.2.2	receive notification of any Transaction Step in clause 9 from other Designated Representatives and the Funds Flow Bank,

and in each case that Party shall be bound as though that Party had itself given or received such confirmation or notification.

3.3

Each of the Parties shall procure that its Designated Representative or its advisers (or in the case of the Bondholders, the Designated Representative of Cell C) delivers to the Escrow Agent and to Cell C its CP Satisfaction Letter immediately upon fulfilment or waiver in terms of the relevant Transaction Documents of the relevant Transaction Documents Conditions (save that, for the avoidance of doubt, in the case of BLT the fulfilment of the BLT EGM CP is addressed in terms of clause 3.4) and the Escrow Agent shall promptly notify the other Parties in writing when all of the CP Satisfaction Letters have been delivered to the Escrow Agent.

3.4

BLT shall procure that its Designated Representative delivers to the Escrow Agent its BLT EGM CP Satisfaction Letter immediately upon fulfilment of the BLT EGM CP and the Escrow Agent shall promptly notify the other Parties in writing when the BLT EGM CP Satisfaction Letter has been delivered to the Escrow Agent.

3.5

Each of the Parties shall procure, upon entry into of all such documents, that its Designated Representative (or its advisers) deliver to the Escrow Agent and Cell C written confirmation that all of the Transaction Documents to which that Party is a party have been entered into by that Party, and the Escrow Agent shall promptly notify the other Parties in writing when all such confirmations have been delivered to the Escrow Agent.

4.	APPOINTMENT OF FUNDS FLOW BANK

4.1

The Parties hereby appoint the Funds Flow Bank for the purposes of administration of the Funds Flow Bank Accounts and the Bank Accounts and the coordination of any transactions between the relevant Funds Flow Bank Accounts and/or the relevant Bank Accounts (as the case may be) in accordance with the terms of this Agreement. The Funds Flow Bank hereby accepts such appointment on the terms set out in this Agreement.

4.2

The Funds Flow Bank may appoint (with the prior written approval of Cell C, which shall not unreasonably be withheld or delayed) any other advisers reasonably required for the purposes of performance of its obligations under this Agreement, provided that the Funds Flow Bank shall be liable for any act or omission of such adviser as if such act or omission (as applicable) was performed or not by the Funds Flow Bank.

Master Implementation and Funds Flow Agreement

4.3	Nothing in this Agreement or any Transaction Document constitutes the Funds Flow Bank or any of its officers, employees, partners or agents as a trustee or fiduciary of any other Party.

4.4	The Funds Flow Bank shall be under no greater duty of care, skill and diligence than that to which it is subject in the ordinary course of it carrying out its banking business.

4.5

The Funds Flow Bank shall not deal with any Funds Flow Bank Account, Bank Account and/or the Nedbank Suspense Account in any manner other than as provided under this Agreement or by any applicable law or regulation or its bank account policies or terms and conditions.

4.6

Where the Funds Flow Bank is required to effect a transfer of funds in accordance with the terms of this Agreement, the Funds Flow Bank shall only be obliged to do so to the extent that sufficient funds are standing to the credit of the relevant Bank Account or Funds Flow Bank Account (as the case may be) from which such funds are required to be transferred.

4.7	Each Party which is required to open a Funds Flow Bank Account in terms of this Agreement shall:

4.7.1

provide such documentation and other evidence as is reasonably requested by the Funds Flow Bank in order for the Funds Flow Bank to carry out and be satisfied it has complied with all necessary “know your customer” or similar identification procedures under applicable laws and regulations (including the Financial Intelligence Centre Act, 2001) pursuant to the transactions contemplated in this Agreement; and

4.7.2	ensure that such Funds Flow Bank Account is opened and fully operational,

in each case by no later than 25 July 2017.

5.	ESCROW

5.1

The Parties hereby appoint the Escrow Agent for the purposes of receiving and holding in escrow the Escrow Documents in accordance with the terms of this Agreement. The Escrow Agent hereby accepts such appointment on the terms set out in this Agreement.

5.2

Each Party shall deliver its Escrow Documents to the Escrow Agent (together with a written confirmation from its Designated Representative (or in the case of CDB and ICBC, their legal advisers White & Case) to the Escrow Agent that it has done so in the form set out in Schedule 6) by no later than 26 July 2017 in order to facilitate the delivery by the Escrow Agent on behalf of such Party of the Escrow Document/s required to be delivered by such Party for the purposes of the implementation of each Transaction Step to which it is a party. Upon receipt by the Escrow Agent of all of the written confirmations from each of the Parties in accordance with this clause 5.2, the Escrow Agent shall notify each of the other Parties of such receipt in writing in the form set out in Schedule 7 and such notification shall comprise the completion of Pre-Closing Step 1.

5.3

The Escrow Agent shall hold each Escrow Document delivered to it by a Party in terms of clause 5.2 in safe custody for and on behalf of that Party and shall (save in respect of the Specified Pre-implementation Documents which, in accordance with their terms, are to be released after such delivery but prior to the Implementation Date, and the Escrow Agent shall so release the Specified Pre-Implementation Documents):

5.3.1

on the Implementation Date, at the commencement of the relevant Transaction Step, release and deliver on behalf of that Party each Escrow Document which was delivered by that Party to the Escrow Agent in terms of clause 5.2, for the purposes of the implementation of such relevant Transaction Step; or

Master Implementation and Funds Flow Agreement

5.3.2

in circumstances where Pre-Closing Step 1 has not been completed under clause 5.2, Pre-Closing Step 2 has not been completed under clause 7.3 and/or Pre-Closing Step 3 has not been completed under clause 7.5, tender the release to the relevant Party of each Escrow Document which that Party delivered to the Escrow Agent in terms of clause 5.2.

5.4

The Parties agree that the Escrow Agent shall bear no responsibility or liability to the Parties or any other person in relation to this clause 5 (save to the extent that may result from any gross negligence, wilful default or fraud, to which extent this clause 5.4 shall not apply and the Escrow Agent's liability shall be limited to the amount recovered by it under its professional indemnity insurance policy) and that:

5.4.1	each of the Parties hereby waives any claim it may otherwise have had against the Escrow Agent in connection with this clause 5;

5.4.2

each of the Parties (other than the Nedbank, the Funds Flow Bank, CDB, ICBC, DBSA, the Bondholders and BoNY), acting separately and individually and only in respect of its own breaches under this Agreement, and Cell C, hereby indemnify and hold the Escrow Agent harmless from and against all actual or contingent losses, liabilities, damages, costs (including legal costs on the scale as between attorney and own client and any additional legal costs) and expenses of any nature whatsoever which the Escrow Agent may suffer or incur at any time as a result of or in connection with clause 5.3 (but subject to the provisions of clause 5.4); and

5.4.3	the Escrow Agent shall:

5.4.3.1	be entitled to rely in good faith on any document purporting to be an Escrow Document or any other document delivered to it in terms of or pursuant to this clause 5;

5.4.3.2	not be under any obligation to examine, enquire into or check the correctness, accuracy, completeness or authenticity of any Escrow Document delivered to it pursuant to this clause 5; and

5.4.3.3	in relation to each Party, be deemed to have accepted the rights and obligations in clause 5.3 and this clause 5.4, upon acceptance of delivery of any Escrow Document delivered to it by such Party.

6.	PRE-CLOSING MEETINGS

6.1

The Parties agree that they, and shall procure that their respective financial and legal advisers (if any), shall meet at 10h00, or such other time as may be agreed by the Parties, on 27 July 2017 (First Pre-Closing Meeting) and again at 10h00, or such other time as may be agreed by the Parties, on 31 July 2017 (Second Pre-Closing Meeting) at the Sandton, Johannesburg offices of Bowmans, or such other venue as the Parties may agree upon in writing, in order to prepare for Closing.

6.2	At the First Pre-Closing Meeting and the Second Pre-Closing Meeting:

6.2.1	the Parties and their respective advisers (if any) shall be entitled to inspect any Escrow Document that has been delivered by a Party to the Escrow Agent; and

6.2.2	the Parties and their respective advisers (if any) shall conduct a dry-run Closing as many times as may reasonably be required.

7.	FUNDING OF FUNDS FLOW BANK ACCOUNTS/EXISTING BONDHOLDER DISTRIBUTION INSTRUCTION

7.1	By no later than 28 July 2017:

7.1.1	Net1 shall deposit an amount equal to the Net1 Subscription Price into the Net1 Funds Flow Bank Account;

Master Implementation and Funds Flow Agreement

7.1.2	M5 shall deposit an amount equal to the M5 Subscription Price into the Cell C Funds Flow Bank Account;

7.1.3	MS15 shall deposit an amount equal to the aggregate of the MS15 Subscription Price and the OTSA Shares Price into the Cell C Funds Flow Bank Account;

7.1.4	BLT shall deposit ZAR3,000,000,000 of the BLT Subscription Price into the BLT Funds Flow Bank Account,

in each case to be held by the Funds Flow Bank in accordance with the terms of this Agreement.

7.2	By no later than 28 July 2017, Cell C shall deliver to the Funds Flow Bank a copy of the Existing Bondholder Distribution Instruction.

7.3	Upon:

7.3.1

the deposit of all of the abovementioned amounts into the relevant Funds Flow Bank Accounts as referred to in clause 7.1, the Funds Flow Bank shall notify each of the other Parties of such deposit in writing in the form set out in Schedule 8; and

7.3.2

the receipt by the Funds Flow Bank of a copy of the Existing Bondholder Distribution Instruction referred to in clause 7.2, the Funds Flow Bank shall notify each of the other Parties in writing of receipt of such instruction in the form set out in Schedule 8, and such notifications together shall comprise the completion of Pre-Closing Step 2.

7.4	By no later than 31 July 2017:

7.4.1

Nedbank shall deposit an amount equal to the SPV3 Loan into the Nedbank Suspense Account to be held by the Funds Flow Bank in accordance with the terms of this Agreement (and for these purposes Nedbank shall, by no later than 12h00 on 31 July 2017 provide Cell C with written confirmation that it has made such deposit);

7.4.2

ICBC shall deposit an amount equal to the Cash Portion New ICBC Loan into the Nedbank Suspense Account to be held by the Funds Flow Bank in accordance with the terms of this Agreement (and for these purposes ICBC shall, by no later than 12h00 on 31 July 2017, provide the Funds Flow Bank and Cell C with written confirmation from The Standard Bank of South Africa Limited that it has made such payment on behalf of ICBC by electronic transfer of funds for value received on 31 July 2017); and

7.4.3	Cell C shall pay to the Funds Flow Bank the fee referred to in the Funds Flow Bank Fee Letter.

7.5

Upon the deposit of the amounts referred to in clause 7.4 into the Nedbank Suspense Account by Nedbank and ICBC, the Funds Flow Bank shall notify each of the other Parties of such deposit in writing in the form set out in Schedule 9 and such notification shall comprise the completion of Pre-Closing Step 3.

8.	FLOW OF FUNDS AND TRANSACTION STEPS

8.1

Each step in clause 9 comprises a transaction step (each a Transaction Step) that is required to be completed to ensure that the transactions contemplated in the Transaction Documents are implemented in accordance with their terms, as read with this Agreement.

8.2

The implementation of the transactions contemplated in the Transaction Documents will occur strictly in accordance with the sequence of the Transaction Steps set out in clause 9, provided that Transaction Step One shall only occur if Pre- Closing Step 1, Pre-Closing Step 2 and Pre-Closing Step 3 have been completed in accordance with this Agreement.

Master Implementation and Funds Flow Agreement

Each Transaction Step shall only occur if the previous Transaction Step has been completed in the manner contemplated in the relevant Transaction Document, as read with this Agreement.

8.3

If for any reason whatsoever any Transaction Step does not occur by the time on the Implementation Date at which it is required to occur in terms of clause 9, notwithstanding anything to the contrary contained in this Agreement, the relevant Parties that are required to complete that Transaction Step shall use their reasonable commercial endeavours to complete the relevant Transaction Step as soon as reasonably possible thereafter, until all of the Transaction Steps have been completed.

8.4

Each Party chooses the email address(es) set out opposite its name in Schedule 5 as its email address(es) to which any notice required to be given to such Party pursuant to clause 9 shall be given. Notwithstanding the provisions of clause 15, any confirmation or proof required to be given to or by a Party in relation to the completion of a Transaction Step pursuant to clause 9 shall be given to or by the relevant Party in writing by email to the email address(es) of the relevant Designated Representative(s) set out for this purpose in Schedule 4. Confirmation or proof shall be deemed to have been given when an email is sent to the relevant Party regardless of whether a confirmation of delivery or receipt is generated in respect of such email and no other acknowledgement or confirmations (whether of receipt or otherwise) shall be required for the completion of the relevant Transaction Step.

8.5

Whenever a Transaction Step includes the transfer of an amount from any Funds Flow Bank Account, the Funds Flow Bank is hereby authorised, irrevocably and unconditionally, by the holder of the relevant Funds Flow Bank Account to:

8.5.1

effect the required transfer at the time, in the manner and generally in accordance with the provisions of this Agreement without receiving further instruction or confirmation from such account holder; and

8.5.2

disclose the amount transferred to or from, or standing to the credit of, the relevant Funds Flow Bank Account to any other Party as and when required for purposes of completing any Transaction Step in accordance with the provisions of this Agreement and generally until such time as all Transaction Steps have been completed in accordance with the provisions of this Agreement.

8.6

Whenever the Funds Flow Bank acts under this Agreement (including in transferring moneys to or from any Funds Flow Bank Account and/or Bank Account), it does so on the instructions and at the request of one or more Parties and with the consent of all other Parties. Accordingly (and without derogating from the provisions of clause 11), the Funds Flow Bank shall not incur any liability to any Party relating to or arising out of or in connection with acts or omissions on the basis of such instructions, requests and/or consents (save in the case of gross negligence, wilful default or fraud by the Funds Flow Bank) and the Funds Flow Bank shall be entitled to assume that any instruction, request and consent given to it under or in connection with this Agreement by a Designated Representative has been duly authorised and validly given and that it may act accordingly.

8.7	The Parties (other than the Escrow Agent and the Funds Flow Bank) agree that:

8.7.1

payments, repayments and disbursements made pursuant to, and in accordance with, the Transaction Steps shall on completion of all the Transaction Steps on the Implementation Date constitute proper discharge of the corresponding obligations described in the Transaction Steps; and

8.7.2

except as specifically provided in this clause 8 or clause 9, no amount may, until such time as all Transaction Steps have been completed in accordance with the provisions of this Agreement, be withdrawn or transferred from any Funds Flow Bank Account by any Party other than the Funds Flow Bank (in accordance with the provisions of this Agreement), and no Party other than the Funds Flow Bank (in accordance with the provisions of this Agreement) shall be entitled to receive, withdraw, transfer or otherwise have access to any funds standing to the credit of any Funds Flow Bank Account.

Master Implementation and Funds Flow Agreement

9.	TRANSACTION STEPS

9.1

Subject to clause 8.3, the Parties agree, provided that Pre-Closing Step 1, Pre-Closing Step 2 and Pre-Closing Step 3 have been completed in accordance with this Agreement, to implement each of the Transaction Steps in the following sequence on the Implementation Date at a meeting to be held at the Sandton, Johannesburg offices of Bowmans, or such other venue as the Parties may agree upon in writing commencing at 09h00, or such other time as may be agreed between the Parties in writing.

9.2

Despite the order in which the actions comprising a Transaction Step appear, each action comprising such Transaction Step shall take place simultaneously or shall be deemed to take place simultaneously, as the circumstances may require.

9.3	Transaction Step One

9.3.1	Net1 Subscription

9.3.1.1	Net1 shall subscribe for the Net1 Subscription Shares pursuant to the Net1 Subscription Agreement.

9.3.1.2

Net1 hereby irrevocably instructs the Funds Flow Bank to transfer an amount equal to the Net1 Subscription Price from the Net1 Funds Flow Bank Account to the Cell C Funds Flow Bank Account as consideration for the Net1 Subscription Shares and the Funds Flow Bank shall make such transfer.

9.3.1.3	Each of the relevant Parties to the Net1 Subscription Agreement shall fulfil all of its other closing obligations as set out in the Net1 Subscription Agreement and the Equity Implementation Agreement.

9.3.2	M5 Subscription

9.3.2.1	M5 shall subscribe for the M5 Subscription Shares pursuant to the M5 Subscription Agreement.

9.3.2.2	Cell C hereby acknowledges that it has received an amount equal to the M5 Subscription Price from M5 as consideration for the M5 Subscription Shares.

9.3.2.3	Each of the relevant Parties to the M5 Subscription Agreement shall fulfil all of its other closing obligations as set out in the M5 Subscription Agreement and the Equity Implementation Agreement.

9.3.3	MS15 Subscription

9.3.3.1	MS15 shall subscribe for the MS15 Subscription Shares pursuant to the MS15 Subscription Agreement.

9.3.3.2	Cell C hereby acknowledges that it has received an amount equal to the MS15 Subscription Price from MS15 as consideration for the MS15 Subscription Shares.

9.3.3.3	Each of the relevant Parties to the MS15 Subscription Agreement shall fulfil all of its other closing obligations as set out in the MS15 Subscription Agreement and the Equity Implementation Agreement.

9.3.4	BLT Subscription

9.3.4.1	BLT shall subscribe for the BLT Subscription Shares pursuant to the BLT Subscription Agreement.

9.3.4.2

BLT hereby irrevocably instructs the Funds Flow Bank to transfer ZAR3,000,000,000 from the BLT Funds Flow Bank Account to the Cell C Funds Flow Bank Account as part consideration for the BLT Subscription Shares and the Funds Flow Bank shall make such transfer.

Master Implementation and Funds Flow Agreement

9.3.4.3

Cell C hereby irrevocably instructs the Funds Flow Bank to transfer ZAR2,500,000,000 from the Cell C Funds Flow Bank Account to the Cell C SP Funds Flow Bank Account by way of advance of the Cell C Service Provider Loan and the Funds Flow Bank shall make such transfer.

9.3.4.4

Cell C SP hereby irrevocably instructs the Funds Flow Bank to transfer ZAR2,500,000,000 from the Cell C SP Funds Flow Bank Account to the BLT Funds Flow Bank Account as payment of the purchase price under the Return of Airtime Agreement and the Funds Flow Bank shall make such transfer.

9.3.4.5

BLT hereby irrevocably instructs the Funds Flow Bank to transfer ZAR2,500,000,000 from the BLT Funds Flow Bank Account to the Cell C Funds Flow Bank Account as the remaining consideration for the BLT Subscription Shares and the Funds Flow Bank shall make such transfer.

9.3.4.6

Each of the relevant Parties to the BLT Subscription Agreement and the Return of Airtime Agreement shall fulfil all of its other closing obligations as set out in the BLT Subscription Agreement, the Equity Implementation Agreement and the Return of Airtime Agreement.

9.3.5	SPV1 Subscription

9.3.5.1

Cell C shall assume the obligation to pay to SPV1 the SPV1 Loan Assumption Amount, which payment obligation of Cell C shall remain outstanding on loan account as between Cell C and SPV1 pursuant to the terms of the Bondholder Repayment and Interest Payment Agreement.

9.3.5.2	SPV1 shall subscribe for the SPV1 Subscription Shares pursuant to the SPV1 Subscription Agreement.

9.3.5.3	The SPV1 Loan Assumption Amount shall be set off against the SPV1 Subscription Price pursuant to the terms of the Bondholders Repayment and Interest Payment Agreement.

9.3.5.4

Each of the relevant Parties to the SPV1 Subscription Agreement and the SPV1 Documents shall fulfil all of its other closing obligations as set out in the SPV1 Subscription Agreement and the Equity Implementation Agreement and the SPV1 Documents.

9.3.6	SPV2 Subscription

9.3.6.1

Cell C, for and on behalf of OTL, hereby irrevocably instructs the Funds Flow Bank to transfer the sum of USD20,000,000 from the Cell C Funds Flow Bank Account to the SPV2 DSRA Bank Account pursuant to the terms of the Liquidity Undertaking Agreement and the OTL Residual Value Realisation, Recapitalisation Support and Release Agreement, and the Funds Flow Bank shall make such transfer and shall provide CDB’s and ICBC’s Designated Representative with a copy of the SWIFT instruction promptly upon making such transfer.

9.3.6.2

Cell C shall assume the obligation to pay to SPV2 the SPV2 Loan Assumption Amount, which payment obligation of Cell C shall remain outstanding on loan account as between Cell C and SPV2 pursuant to the terms of the SPV2 Repayment and Interest Payment Agreement.

9.3.6.3	Each of CDB and ICBC shall advance the relevant SPV2 Loans to SPV2 in accordance with the SPV2 Documents.

9.3.6.4	SPV2 shall subscribe for the SPV2 Subscription Shares pursuant to the SPV2 Subscription Agreement.

9.3.6.5	SPV2 shall direct each of CDB and ICBC to advance the relevant SPV2 Loans to Cell C in accordance with the SPV2 Letters of Direction.

Master Implementation and Funds Flow Agreement

9.3.6.6	The SPV2 Loan Assumption Amount shall be set off against the SPV2 Subscription Price pursuant to the terms of the SPV2 Repayment and Interest Payment Agreement.

9.3.6.7

Cell C shall direct CDB to apply the advance of the relevant SPV2 Loan in repayment of part of the CDB Existing Debt in accordance with the Cell C/CDB Letter of Direction, the SPV2 Repayment and Interest Payment Agreement and the CDB Payment Notices.

9.3.6.8

Cell C shall direct ICBC to apply the advance of the relevant SPV2 Loan in repayment of part of the ICBC Existing Debt respectively in accordance with the Cell C/ICBC Letter of Direction, the SPV2 Repayment and Interest Payment Agreement and the ICBC Payment Notices.

9.3.6.9

Each of the relevant Parties to the SPV2 Subscription Agreement and the SPV2 Documents shall fulfil all of its other closing obligations as set out in the SPV2 Subscription Agreement and the Equity Implementation Agreement and the SPV2 Documents.

9.3.7	SPV3 Subscription

9.3.7.1

Nedbank shall advance the SPV3 Loan to SPV3 in accordance with the SPV3 Documents by transferring an amount equal to the SPV3 Loan from the Nedbank Suspense Account to the SPV3 Funds Flow Bank Account.

9.3.7.2	SPV3 shall subscribe for the SPV3 Subscription Shares pursuant to the SPV3 Subscription Agreement.

9.3.7.3

SPV3 hereby irrevocably instructs the Funds Flow Bank to transfer an amount equal to the SPV3 Subscription Price from the SPV3 Funds Flow Bank Account to the Cell C Funds Flow Bank Account as consideration for the SPV3 Subscription Shares and the Funds Flow Bank shall make such transfer.

9.3.7.4

Cell C hereby irrevocably instructs the Funds Flow Bank to transfer an amount equal to the SPV3 Subscription Price from the Cell C Funds Flow Bank Account to the Nedbank Suspense Account in part repayment of the Nedbank Existing Debt in accordance with the Nedbank Repayment and Interest Payment Agreement.

9.3.7.5

Each of the relevant Parties to the SPV3 Subscription Agreement and the SPV3 Documents shall fulfil all of its other closing obligations as set out in the SPV3 Subscription Agreement and the Equity Implementation Agreement and the SPV3 Documents.

9.3.8	New Loans

9.3.8.1	Cell C and ICBC hereby confirm that drawdown by Cell C of the New ICBC Loan occurred on 31 July 2017.

9.3.8.2

ICBC shall finalise the advance of the New ICBC Loan and hereby irrevocably instructs the Funds Flow Bank to transfer an amount equal to the Cash Portion New ICBC Loan from the Nedbank Suspense Account to the Cell C Funds Flow Bank Account and the Funds Flow Bank shall make such transfer.

9.3.8.3

Cell C hereby irrevocably instructs the Funds Flow Bank to transfer an amount equal to the USD equivalent of the amount equal to the Cash Portion New ICBC Loan (converted at Average Trade Rate) from the Cell C Funds Flow Bank Account to the ICBC Bank Account pursuant to the terms of the SPV2 Repayment and Interest Payment Agreement and the relevant prepayment notice under the Original ICBC Finance Documents and the Funds Flow Bank shall make such transfer and shall provide ICBC’s Designated Representative with a copy of the SWIFT instruction promptly upon making such transfer.

9.3.8.4

Cell C shall direct ICBC to apply the balance of the advance of the New ICBC Loan (being ZAR43,051,032.01) in part repayment of the ICBC Existing Debt in accordance with the relevant prepayment notice under the Original ICBC Finance Documents.

Master Implementation and Funds Flow Agreement

9.3.8.5

Cell C shall drawdown the New Nedbank Loan and direct Nedbank to apply the advance of the New Nedbank Loan in part repayment of the Nedbank Existing Debt in accordance with the Nedbank Repayment and Interest Payment Agreement.

9.3.9

Each of the relevant Parties to the New Finance Documents and the New Security Documents shall fulfil all of its other closing obligations as set out in each New Finance Document and each New Security Document (save for any of the payments forming part of Transaction Step Four).

9.3.10	This Transaction Step One shall be completed upon:

9.3.10.1	the Funds Flow Bank confirming in writing to the relevant Parties that the transfers of funds referred in this clause 9.3 have been completed;

9.3.10.2	Cell C:

9.3.10.2.1	updating the register of members of Cell C to reflect the issuance of the Subscription Shares pursuant to the Subscription Agreements;

9.3.10.2.2	delivering to Net1 (or its nominee), the duly signed share certificates relating to the Net1 Subscription Shares;

9.3.10.2.3

on behalf of José Guilherme Vieira Dos Santos, delivering to CDB and/or ICBC (or its nominee), the duly signed share certificates relating to the Shares (as defined in the M1 Pledge and Cession in Security) under the M1 Pledge and Cession in Security and the share transfer forms in respect of the Shares (as defined in the M1 Pledge and Cession in Security) duly completed and signed, but undated and otherwise in blank as to the transferee

9.3.10.2.4

on behalf of M5, delivering to CDB and/or ICBC (or its nominee), the duly signed share certificates relating to the M5 Subscription Shares under the M5 Pledge and Cession in Security and the share transfer forms in respect of the M5 Subscription Shares duly completed and signed, but undated and otherwise in blank as to the transferee;

9.3.10.2.5

on behalf of MS15, delivering to CDB and/or ICBC (or its nominee), the duly signed share certificates relating to the MS15 Subscription Shares under the MS15 Pledge and Cession in Security and the share transfer forms in respect of the MS15 Subscription Shares duly completed and signed, but undated and otherwise in blank as to the transferee;

9.3.10.2.6

on behalf of SPV2, delivering to CDB and/or ICBC (or its nominee), the duly signed share certificates relating to the SPV2 Subscription Shares under the SPV2 Pledge and Cession in Security and the share transfer forms in respect of the SPV2 Subscription Shares duly completed and signed, but undated and otherwise in blank as to the transferee;

9.3.10.2.7	delivering to BLT (or its nominee), the duly signed share certificates relating to the BLT Subscription Shares;

9.3.10.2.8

on behalf of SPV1, delivering to TMF, the duly signed share certificates relating to the SPV1 Subscription Shares under the SPV1 Pledge and Cession in Security and the share transfer forms in respect of the SPV1 Subscription Shares duly completed and signed, but undated and otherwise in blank as to the transferee;

9.3.10.2.9

on behalf of SPV3, delivering to Nedbank (or its nominee), the duly signed share certificates relating to the SPV3 Subscription Shares under the SPV3 Pledge and Cession in Security and the share transfer forms in respect of the SPV3 Subscription Shares duly completed and signed, but undated and otherwise in blank as to the transferee;

Master Implementation and Funds Flow Agreement

9.3.10.2.10	3C:

9.3.10.2.10.1

delivering to TMF, the duly signed share certificates relating to the 3C (SPV1) Pledge and Cession in Security and the share transfer forms in respect of the 3C SPV1 Shares duly completed and signed, but undated and otherwise in blank as to the transferee; and

9.3.10.2.10.2

delivering to Nedbank (or its nominee), the duly signed share certificates relating to the 3C (SPV3) Pledge and Cession in Security and the share transfer forms in respect of the 3C SPV3 Shares duly completed and signed, but undated and otherwise in blank as to the transferee.

9.4	Transaction Step Two

9.4.1	Each of the relevant Parties to the OTSA Share Sale and Purchase Agreement shall fulfill all of its closing obligations as set out in the OTSA Share Sale and Purchase Agreement.

9.4.2

MS15 hereby irrevocably instructs the Funds Flow Bank to transfer an amount equal to the OTSA Shares Price from the Cell C Funds Flow Bank Account to the OTL Bank Account as consideration for the OTSA Shares and the Funds Flow Bank shall make such transfer.

9.4.3	This Transaction Step Two shall be completed upon the Funds Flow Bank confirming in writing to the relevant Parties that the transfer of funds referred in this clause 9.4 has been completed.

9.5	Transaction Step Three

9.5.1

The OTL Security (insofar only as it relates to any security over the 3C Residual Shares) shall be released by the relevant Parties in accordance with the terms of the OTL Residual Value Realisation, Recapitalisation Support and Release Agreement and the OTL Release Deed.

9.5.2

Cell C shall acquire the 3C Residual Shares from 3C as contemplated in section 46 as read with section 48 of the Companies Act in accordance with the terms governing such acquisition set out in the Buyback Resolutions.

9.5.3

Cell C hereby irrevocably instructs the Funds Flow Bank to transfer an amount equal to the Buyback Price from the Cell C Funds Flow Bank Account to the OTSA Bank Account as consideration for the 3C Residual Shares and the Funds Flow Bank shall make such transfer.

9.5.4	This Transaction Step Three shall be completed upon:

9.5.4.1	the Funds Flow Bank confirming in writing to the relevant Parties that the transfer of funds referred in this clause 9.5 has been completed;

9.5.4.2	Cell C confirming to the other Parties that it has:

9.5.4.2.1	cancelled the 3C Residual Shares as issued shares and restored the 3C Residual Shares to the status of authorised (but unissued) shares by updating the securities register of Cell C accordingly; and

9.5.4.2.2	cancelled any share certificates evidencing 3C’s shareholding of the 3C Residual Shares.

9.6	Transaction Step Four

9.6.1	Cell C hereby irrevocably instructs the Funds Flow Bank to transfer:

9.6.1.1

the Bondholder Repayment Amount and the Bondholder Interest Payment Amount from the Cell C Funds Flow Bank Account to the Existing Paying Agent Bank Account in the amounts specified in the Existing Bondholder Distribution Instruction pursuant to the terms of the Bondholder Repayment and Interest Payment Agreement, and the Funds Flow Bank shall make such transfer(s);

Master Implementation and Funds Flow Agreement

9.6.1.2

the CDB Repayment Amount and the CDB Interest Payment Amounts from the Cell C Funds Flow Bank Account to the CDB Bank Account pursuant to the terms of the SPV2 Repayment and Interest Payment Agreement and the CDB Payment Notices, and the Funds Flow Bank shall make such transfer and shall provide CDB’s Designated Representative with a copy of the SWIFT instruction promptly upon making such transfer;

9.6.1.3

the ICBC Repayment Amount and the ICBC Interest Payment Amounts from the Cell C Funds Flow Bank Account to the ICBC Bank Account pursuant to the terms of the SPV2 Repayment and Interest Payment Agreement and the ICBC Payment Notices, and the Funds Flow Bank shall make such transfer and shall provide ICBC’s Designated Representative with a copy of the SWIFT instruction promptly upon making such transfer;

9.6.1.4

the Nedbank Repayment Amount and the Nedbank Interest Payment Amount from the Cell C Funds Flow Bank Account to the Nedbank Suspense Account pursuant to the terms of the Nedbank Repayment and Interest Payment Agreement, and the Funds Flow Bank shall make such transfer;

9.6.1.5

the DBSA Cash Settlement Amount and the DBSA Interest Payment Amount from the Cell C Funds Flow Bank Account to the DBSA Bank Account pursuant to the terms of the DBSA Amended and Restated Loan Agreement, and the Funds Flow Bank shall make such transfer;

9.6.1.6

for and on behalf of SPV1, the SPV1 Bonds Fees from the Cell C Funds Flow Bank Account to the bank account specified in the invoice referred to in clause 1.1.140 pursuant to the terms of the Bondholder Repayment and Interest Payment Agreement, and the Funds Flow Bank shall make such transfer;

9.6.1.7

the CDB SPV2 Fee from the Cell C Funds Flow Bank Account to the CDB Bank Account pursuant to the terms of the relevant SPV2 Documents and the SPV2 Fee Letter, and the Funds Flow Bank shall make such transfer and shall provide CDB’s Designated Representative with a copy of the SWIFT instruction promptly upon making such transfer;

9.6.1.8

the ICBC SPV2 Fee from the Cell C Funds Flow Bank Account to the ICBC Bank Account pursuant to the terms of the relevant SPV2 Documents and the SPV2 Fee Letter, and the Funds Flow Bank shall make such transfer and shall provide ICBC’s Designated Representative with a copy of the SWIFT instruction promptly upon making such transfer; and

9.6.1.9

the SPV3 A&O Fees from the Cell C Funds Flow Bank Account to the bank account specified in the invoice referred to in clause 1.1.165 pursuant to the terms of the SPV3 Documents and the Nedbank Repayment and Interest Payment Agreement, and the Funds Flow Bank shall make such transfer.

9.6.2

Upon the Funds Flow Bank confirming in writing to the relevant Parties that the transfers of funds referred in this clause 9.6 have been completed, the OTL Security shall be released by the relevant Parties in accordance with the terms of the OTL Residual Value Realisation, Recapitalisation Support and Release Agreement and the OTL Release Deed, whereupon this Transaction Step Four shall be completed.

9.7	Transaction Step Five

9.7.1

Cell C shall, upon receipt by Cell C of the written confirmation delivered by BoNY pursuant to the terms of the BoNY Side Letter (that the onward payment of the Bondholder Repayment Amount and the Bondholder Interest Payment Amount have been made to the relevant clearing systems in the case of the instructed positions), deliver such written confirmation to each of the other Parties.

Master Implementation and Funds Flow Agreement

9.7.2	Cell C shall confirm to the other Parties that any undated Specified Bondholder Documents have been dated.

9.7.3	The Cell C Registered Global Bond and the SPV1 Registered Global Bond shall be executed by Cell C in accordance with the relevant Bondholder Documents.

9.7.4	Upon receipt by CDB of the payments referred to in clauses 9.6.1.2 and 9.6.1.7, CDB shall forthwith confirm to Cell C that it has received such payments.

9.7.5	Upon receipt by ICBC of the payments referred to in clauses 9.3.8.3; 9.6.1.3 and 9.6.1.8, ICBC shall forthwith confirm to Cell C that it has received such payments.

9.7.6

Cell shall confirm that it has delivered the authentication instruction to BoNY in respect of the Cell C Bonds and the SPV1 Bonds and has received the appropriate authentication in respect thereof from BoNY, and the Cell C Bonds and the SPV1 Bonds shall be issued in accordance with the terms of the relevant Bondholder Documents.

9.7.7	This Transaction Step 5 shall be completed upon Cell C having delivered and received (as the case may be) the confirmations contemplated in this clause 9.7.

9.8	Transaction Step Six

9.8.1

Forthwith upon completion of all of Transaction Steps One, Two, Three, Four and Five, Cell C shall deliver to each of the other Parties the confirmation in the form set out in Schedule 10 that Closing has occurred.

9.8.2

Following delivery of the confirmation referred to in clause 9.8.1 Cell C hereby irrevocably instructs the Funds Flow Bank to transfer an amount equal to the credit balance of the Cell C Funds Flow Bank Account to the Cell C Bank Account and the Funds Flow Bank shall make such transfer.

10.	IMPLEMENTATION/TIMING

Each Party which is a party to each of the Original Finance Documents, the New Finance Documents, the SPV2 Facilities Agreement, the SPV3 Facility Agreement hereby agrees (provided that such agreement shall lapse and no longer be of any force and effect if Closing does not occur on or before 4 August 2017) in respect of each such document or agreement that no Default shall arise under such document or agreement solely as a result of:

10.1	the New ICBC Loan being utilised prior to the Implementation Date; and/or

10.2

payments made to the relevant parties under clauses 9.3.8.3, 9.6.1.1, 9.6.1.2, 9.6.1.3, 9.6.1.7, and 9.6.1.8 only being received after the Implementation Date but by no later than 4 August 2017 (and otherwise in accordance with the terms of this Agreement) and as a result the liabilities to be extinguished by such payments remaining outstanding during such period prior to the receipt of such payments.

11.	INDEMNIFICATION

11.1

Each Party (other than the Escrow Agent, the Funds Flow Bank, CDB, ICBC, DBSA, the Bondholders and BoNY), acting separately and individually and only in respect of its own breaches under this Agreement, and Cell C acting separately and individually and only in respect of its own and CDB’s and ICBC’s breaches under this Agreement, agrees to indemnify, hold harmless and reimburse the Funds Flow Bank, within 20 Business Days of demand, for the full amount of any and all costs, expenses, losses, claims, damages and liabilities to which the Funds Flow Bank may become subject relating to or arising out of or in connection with any of the transactions contemplated by the irrevocable payment instructions set out in clause 9 as read with the Funds Flow Bank Payments Schedule, save for any costs, expenses, losses, claims, damages and liabilities arising out of the Funds Flow Bank's gross negligence, wilful default or fraud.

Master Implementation and Funds Flow Agreement

11.2	The Funds Flow Bank (in its capacity as such):

11.2.1

shall not be required to investigate whether any conditions to any Transaction Document have been fulfilled or waived in accordance with its terms and may for the purpose of this Agreement assume that any condition contained in a Transaction Document other than this Agreement has been fulfilled or waived in accordance with its terms and shall not be required to do anything or perform any act other than those specified in clause 9 as read with the Funds Flow Bank Payments Schedule;

11.2.2

may rely on any information provided to it by another Party or its Designated Representative in connection with the execution of a Transaction Step (including the status of completion of that Transaction Step); and

11.2.3

is not required to do anything, perform any act or incur any obligation other than those specified in clauses 2, 4, 7 and 9 as read with the Funds Flow Bank Payments Schedule insofar as such act is required to be performed by the Funds Flow Bank in clauses 2, 4, 7 and 9 as read with the Funds Flow Bank Payments Schedule.

11.3

The Funds Flow Bank and its officers, directors, agents, employees and advisers are held harmless and shall not be liable for any cost, expense, loss, claim, damage or liability (whether direct or indirect, consequential or otherwise) to which any other Party or person may become subject or that may be incurred or suffered by any other Party or person relating to or arising from or in connection with any cause in connection with this Agreement and the transactions contemplated in this Agreement as read with the Funds Flow Bank Payments Schedule (including the operations of any Bank Account, Nedbank Suspense Account or Funds Flow Bank Account by the Funds Flow Bank), whether the cost, expense, loss, claim, damage or liability concerned results from breach of contract (whether total, fundamental or otherwise), delict, negligence or any other cause and whether this Agreement has been terminated or not, other than as a result of the Funds Flow Bank's own gross negligence, wilful default or fraud.

11.4	This clause 11 shall survive the termination of this Agreement.

12.	FUNDS FLOW BANK ACCOUNTS

12.1

The BLT Funds Flow Bank Account and the Net1 Funds Flow Bank Account shall be established as call accounts; all other Funds Flow Bank Accounts shall be established as current accounts. The Funds Flow Bank shall credit any Funds Flow Bank Account which is a call account and that has an overnight credit balance at the close of business on any day with interest on such credit balance calculated at the rate payable under the Fund Flow Bank's standard terms and conditions relating to such Funds Flow Bank Account. Funds Flow Bank Accounts which are current accounts will not earn interest.

12.2	The Funds Flow Bank shall make all transfers it is authorised to make under this Agreement to and from a Funds Flow Account free from any bank charge or transfer cost.

12.3	Once all Funds Flow Bank Accounts have a zero balance after completion of the flow of funds described in clause 9, all of the Funds Flow Bank Accounts shall be closed.

13.	CONFIDENTIALITY

13.1	For purposes of this Agreement, Confidential Information shall mean:

13.1.1	all written and/or tangible information and other materials supplied to, or received by, another Party related to this Agreement and the Recapitalisation Transaction; and

13.1.2

information and/or data created by Cell C or by any of the Parties or their Affiliates and disclosed by either Cell C or any Party or its Affiliate to another Party or such Party's Affiliate which is confidential, proprietary and/or not generally available to the public, including, but not limited to, information relating in whole or in part to Cell C, including present and future services, business plans and strategies, marketing ideas and concepts, especially with respect to unannounced services, present and future business plans, marketing plans, sales strategies, customer information, development plans, customer requirements, or other technical and business information.

Master Implementation and Funds Flow Agreement

13.2	The Parties undertake to:

13.2.1	treat all Confidential Information as private and confidential and safeguard it accordingly;

13.2.2	use Confidential Information only for the purpose of the discussions and negotiations in connection with this Agreement and the Recapitalisation Transaction (Approved Purpose); and

13.2.3

use each and every reasonable effort (including without limitation at least those steps as it applies in protecting its own most sensitive confidential information) to ensure that the Confidential Information is protected against theft or unauthorised access and that no-one receives Confidential Information unless authorised in terms of this Agreement.

13.3

The Parties shall not, and each Party shall use all reasonable endeavours to procure that every Affiliate of such Party shall not, disclose to any person or use the Confidential Information or cause the use of the Confidential Information for any purpose other than the Approved Purpose, provided however that in respect of each Party or Affiliates thereto, the foregoing obligations shall not apply to the disclosure of Confidential Information if and to the extent:

13.3.1

disclosure is required by law or for the purpose of any judicial, arbitration, administrative or other investigative proceedings or by any governmental entity or regulatory body if (to the extent practicable) prior notice is given to the other Parties;

13.3.2

that a Party is obliged to make such disclosure in terms of the Companies Act or any other law or enactment, or the rules, regulations or other requirements of any stock exchange or any other regulator having jurisdiction;

13.3.3	the Confidential Information is disclosed by a Party in connection with judicial or arbitral proceedings (and only to the extent it is used in the proceedings);

13.3.4	the Confidential Information is or becomes generally available to the public other than as a result of a breach of any undertaking or duty of confidentiality by the disclosing party;

13.3.5

the Confidential Information is disclosed on a confidential basis by a Party to its Affiliates and their advisers, employees, representatives, directors, shareholders, auditors or bankers for the purposes of its business;

13.3.6	the Confidential Information is disclosed on a confidential basis by the Parties and/or their Affiliates for the taking of any action contemplated by this Agreement or related documentation;

13.3.7	disclosure is by a Party to one of its Affiliates which accepts or is otherwise subject to reasonable confidentiality restrictions;

13.3.8	disclosure is to a person to whom disclosure is required to be made in accordance with the terms of the Senior Debt Documents (as defined in the Intercreditor Agreement); or

13.3.9	the other Parties have given their prior written consent to the contents and the manner of the disclosure by a Party (not to be unreasonably withheld or delayed); or

13.3.10	the Confidential Information is disclosed on a confidential basis by the Bondholders to their underlying holders.

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Master Implementation and Funds Flow Agreement

13.4

Save as set out in clause 13.3.2, and save for an announcement to be made by Cell C immediately after Closing to the effect only that Closing has occurred, no Party shall make any announcement or statement about this Agreement, or its contents or the Recapitalisation Transaction without having first obtained the other Parties’ prior written consent to the announcement or statement and to its contents, provided that such consent may not be unreasonably withheld or delayed.

13.5

The Parties acknowledge that damages would not be a sufficient remedy for any breach of this clause 13 and each Party will be entitled to the remedy of injunction, specific performance and other equitable relief for any threatened or actual breach, in addition to any damages or other remedy to which it may be entitled and no proof of special damages will be necessary for the enforcement of this Agreement.

13.6	This clause 13 shall survive for a period of 6 months after termination of this Agreement.

14.	GENERAL

14.1	Costs

14.1.1

Each Party will pay its own costs, fees and other expenses in connection with the negotiation, drafting, preparation and implementation of this Agreement and the Recapitalisation Transaction, provided that Cell C shall pay all reasonable and necessary legal fees of each of the Creditors and BoNY in connection with such negotiation, drafting, preparation and implementation. It is acknowledged and agreed that legal advisers may submit monthly invoices as they consider appropriate.

14.1.2	Cell C shall pay all reasonable and necessary costs, fees and other expenses incurred by the Funds Flow Bank in connection with the performance of its obligations under this Agreement.

14.2	Counterparts

This Agreement may be executed in any number of counterparts, and by each signatory on separate counterparts, each of which will be an original and which together will constitute the one and the same instrument. Delivery of an executed counterpart signature page of this Agreement by email (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement. In relation to each counterpart, upon confirmation by or on behalf of the signatory that the signatory authorises the attachment of such counterpart signature page to the final text of this Agreement, such counterpart signature page shall take effect together with such final text as a complete authoritative counterpart.

14.3	Applicable Law

14.3.1	This Agreement shall be governed by and construed and interpreted in accordance with the laws of South Africa.

14.3.2

Subject to the provisions of this Agreement, the Parties consent and submit themselves to the exclusive jurisdiction of the High Court of South Africa, Gauteng Local Division, Johannesburg (or its successor) in any dispute arising from or in connection with this Agreement.

14.4	Communications between the Parties

All notices, demands and other oral or written communications given or made by or on behalf of one of the Parties to another Party shall be in English or accompanied by a certified translation into English.

14.5	Further Assurance

Each of the Parties undertakes at all times to do all such things, to perform all such acts and to take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to it and necessary for the putting into effect of this Agreement (including in the circumstances contemplated in clause 2.3 or clause 2.4, as the case may be).

Master Implementation and Funds Flow Agreement

14.6	Remedies

No remedy conferred by this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, by statute or otherwise. Each remedy is cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law, by statute or otherwise. The election of any one or more remedies by a Party does not constitute a waiver by such Party of the right to pursue any other remedy.

14.7	Entire Agreement

14.7.1	This Agreement constitutes the entire agreement between the Parties in regard to its subject matter and supersedes any prior oral or written agreement.

14.7.2	None of the Parties shall have any claim or right of action arising from any undertaking, representation or warranty not included in this Agreement in regard to its subject matter.

14.8	Variations

No agreement to vary, add to or cancel this Agreement shall be of any force or effect unless recorded in writing and signed by or on behalf of all of the Parties. For the purposes of this clause 14.8, “writing” shall not include email or other data message and “signed” shall not include electronic signature, as defined in the Electronic Communications and Transactions Act, 2002.

14.9	No Waiver

14.9.1	A waiver of any right or remedy under this Agreement or by law is only effective if given in writing and is not deemed a waiver of any subsequent breach or default.

14.9.2

A failure to exercise or a delay by a Party in exercising any right or remedy provided under this Agreement or by law does not constitute a waiver of that or any other right or remedy, nor does it prevent or restrict any further exercise of that or any other right or remedy. No single or partial exercise of any right or remedy provided under this Agreement or by law prevents or restricts the further exercise of that or any other right or remedy.

14.10	Third Party Enforcement Rights

No person who is not a Party to this Agreement, other than a person granted specific rights under this Agreement, shall have any right under any applicable legislation giving rights to such persons or on any other basis, to enforce any of its terms.

14.11	No Partnership or Agency

14.11.1

Nothing in this Agreement (or any of the arrangements contemplated by it) is or shall be deemed to constitute a partnership between the Parties or, except as may be expressly set out in it or them, constitute any Party the agent of any other for any purpose.

14.11.2

The obligations of each Creditor under this Agreement are several. Failure by a Creditor to perform its obligations under this Agreement does not affect the obligations of any other Party under this Agreement. No Creditor is responsible for the obligations of any other Creditor under this Agreement. The obligations of each Subscribing Party under this Agreement are several. Failure by a Subscribing Party to perform its obligations under this Agreement does not affect the obligations of any other Party under this Agreement. No Subscribing Party is responsible for the obligations of any other Subscribing Party under this Agreement.

Master Implementation and Funds Flow Agreement

14.11.3

The rights of each Creditor under or in connection with this Agreement are separate and independent rights. A Creditor may separately enforce its rights under this Agreement. The rights of each Subscribing Party under or in connection with this Agreement are separate and independent rights. A Subscribing Party may separately enforce its rights under this Agreement.

14.11.4

Each Creditor acknowledges that at all times it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into all risks arising in respect of the business of Cell C or under or in connection with the Recapitalisation Transaction and any associated documentation.

14.12	Survival of Rights, Duties and Obligations

Termination or expiry of this Agreement for any cause does not release any Party from any liability which at the time of termination or expiry has already accrued to such Party or which thereafter may accrue in respect of any act or omission prior to such termination or expiry.

14.13	Severance

If any provision of this Agreement that is not material to its efficacy as a whole is rendered void, illegal or unenforceable in any respect under any law of any jurisdiction, the validity, legality and enforceability of the remaining provisions are not in any way affected or impaired thereby and the legality, validity and unenforceability of such provision under the law of any other jurisdiction are not in any way affected or impaired.

14.14	Assignment

Save as permitted by the provisions of this Agreement, no Party may cede any of its rights or delegate any of its obligations under this Agreement.

14.15	Independent Advice

Each of the Parties acknowledges that they have been free to secure independent legal and other advice as to the nature and effect of all of the provisions of the Agreement and that they have either taken such independent legal and other advice or dispensed with the necessity of doing so. Further, each of the Parties acknowledges that all of the provisions of the Agreement and the restrictions therein contained are fair and reasonable in all the circumstances and are part of the overall intention of the Parties in connection with this Agreement.

15.	NOTICES AND DOMICILIA

15.1	Communications in Writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax, email or letter.

15.2	Addresses

The address, email address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement are set out in Schedule 5 or any substitute address or fax number or department or officer as a Party may notify to the other Parties by not less than 5 Business Days’ written notice.

Master Implementation and Funds Flow Agreement

15.3	Domicilia

15.3.1

Each of the Parties chooses its physical address provided under or in connection with clause 15.2 (Addresses) as its domicilium citandi et executandi at which documents in legal proceedings in connection with this Agreement may be served.

15.3.2

Any Party may by written notice to the other Parties change its domicilium from time to time to another address, not being a post office box or a poste restante, in South Africa, provided that any such change shall only be effective on the fourteenth day after deemed receipt of the notice by the other Parties pursuant to clause 15.4 (Delivery).

15.4	Delivery

15.4.1	Any communication or document made or delivered by one person to another under or in connection with this Agreement will:

15.4.1.1	if delivered by email, be deemed to have been received at the time of receiving a delivery notice;

15.4.1.2	if delivered by hand, be deemed to have been received at the time of delivery; and

15.4.1.3	if by way of courier service, be deemed to have been received on the seventh Business Day following the date of such sending,

and provided, if a particular department or officer is specified as part of its address details provided under clause 15.2 (Addresses), if such communication or document is addressed to that department or officer, unless the contrary is proved.

15.4.2

Any communication or document to be made or delivered to any Party will be effective only when actually received by such Party and then only if it is expressly marked for the attention of the department or officer specified as part of its address details provided under clause 15.2 (Addresses) (or any substitute department or officer as such Party shall specify for this purpose).

15.4.3

Notwithstanding anything to the contrary herein contained, a written notice or communication actually received by a Party shall be an adequate written notice or communication to it, notwithstanding that it was not sent to or delivered at its chosen address, email address and/or telefax number.

15.4.4	Any communication or document which becomes effective, in accordance with clause 15.4, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

Master Implementation and Funds Flow Agreement

15.5	Electronic Communication

15.5.1	Any communication to be made between the Parties under or in connection with this Agreement may be made by email or other electronic means, if the Parties:

15.5.1.1	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

15.5.1.2	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

15.5.1.3	notify each other of any change to their address or any other such information supplied by them.

15.5.2	Any electronic communication made between the Parties will be effective only when actually received in readable form.

The remainder of this page has intentionally been left blank.

Signature pages to follow.

Master Implementation and Funds Flow Agreement

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
CELL C PROPRIETARY LIMITED

/s/ Jose dos Santos
Signatory: Jose dos Santos
Capacity: C.E.O
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
CELL C SERVICE PROVIDER COMPANY PROPRIETARY LIMITED

/s/ Robert Pasley
Signatory: Robert Pasley
Capacity: Director
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
CELL C TOWER COMPANY PROPRIETARY LIMITED

/s/ Robert Pasley
Signatory: Robert Pasley
Capacity: Director
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
CELL C PROPERTY COMPANY PROPRIETARY LIMITED

/s/ Robert Pasley
Signatory: Robert Pasley
Capacity: Director
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

Master Implementation and Funds Flow Agreement

For and on behalf of
THE PREPAID COMPANY PROPRIETARY LIMITED

/s/ Dean Suntup
Signatory:
Capacity:
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

/s/ H.G. Kotze
Signatory: H.G. Kotze
Capacity: Director
Who warrants his authority hereto

SIGNED at Shenzen on this the 25th day of July 2017.

For and on behalf of
CHINA DEVELOPMENT BANK

/s/ Liu Wensheng
Signatory: Liu Wensheng
Capacity: Deputy General Manager of China Development Bank,
Shenzhen Branch
Who warrants his authority hereto

SIGNED at Beijing on this the 25th day of July 2017.

For and on behalf of
INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED

/s/ Liu Jianchang
Signatory: Liu Jianchang
Capacity: Deputy General Manager, Global Banking Department
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

Master Implementation and Funds Flow Agreement

For and on behalf of
NEDBANK LIMITED
(acting through its Corporate and Investment Banking division)

/s/ Pierre Ferreira
Signatory: Pierre Ferreira
Capacity: Authorised Signatory
Who warrants his authority hereto

For and on behalf of
NEDBANK LIMITED
(acting through its Corporate and Investment Banking division)

/s/ Johann van Zyl
Signatory: Johann van Zyl
Capacity: Authorised Signatory
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
NEDBANK LIMITED
(as Funds Flow Bank)

/s/ Pierre Ferreira
Signatory: Pierre Ferreira
Capacity: Authorised Signatory
Who warrants his authority hereto

For and on behalf of
NEDBANK LIMITED
(as Funds Flow Bank)

/s/ Johann van Zyl
Signatory: Johann van Zyl
Capacity: Authorised Signatory

Who warrants his authority hereto

Master Implementation and Funds Flow Agreement

SIGNED at Midrand on this the 25th day of July 2017.

For and on behalf of
DEVELOPMENT BANK OF SOUTHERN AFRICA LIMITED

/s/ Cyprian Marowa
Signatory: Cyprian Marowa
Capacity: General Manager
Who warrants his authority hereto

SIGNED at Beirut on this the 24th day of July 2017.

For and on behalf of
Bank Med S.A.L.
(representing the Bondholders)
(for the purposes only of acknowledging this Agreement)

/s/ Mohamed Ali Beyhum
Signatory: Mohamed Ali Beyhum
Capacity: Executive G.H.
Who warrants his authority hereto

SIGNED at Beirut on this the 25th day of July 2017.

For and on behalf of
Bank Audi S.A.L.
(representing the Bondholders)
(for the purposes only of acknowledging this Agreement)

/s/ Khalil I. Debs & /s/ M. Baydoun
Signatory: Khalil I. Debs & M. Baydoun
Capacity:
Who warrants his authority hereto

SIGNED at London on this the 25th day of July 2017.

For and on behalf of
BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED
(for the purposes only of acknowledging this Agreement)

/s/ Charlotte Davidson
Signatory: Charlotte Davidson
Capacity: Vice President
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

Master Implementation and Funds Flow Agreement

/s/ José Guilherme Vieira Dos Santos
JOSÉ GUILHERME VIEIRA DOS SANTOS

SIGNED at Sandton on this the 25th day of July 2017.

/s/ Robert Killigrew Sabine Pasley
ROBERT KILLIGREW SABINE PASLEY

SIGNED at Sandton on this the 25th day of July 2017.

/s/ Graham Neil Mackinnon
GRAHAM NEIL MACKINNON

SIGNED at Craighall on this the 25th day of July 2017

/s/ Hilton Roy Coverly
HILTON ROY COVERLY

SIGNED Sandton on this the 25th day of July 2017.

For and on behalf of
ALBANTA TRADING 109 PROPRIETARY LIMITED

Master Implementation and Funds Flow Agreement

/s/ G. Mackinnon
Signatory: G. Mackinnon
Capacity: Director
Who warrants his authority hereto

SIGNED at Paris on this the 25th day of July 2017

For and on behalf of
3C TELECOMMUNICATIONS PROPRIETARY LIMITED

/s/ Mazen Abou Chakra
Signatory: Mazen Abou Chakra
Capacity: Director
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
CEDAR CELLULAR INVESTMENT 1 (RF) PROPRIETARY LIMITED

/s/ G. Mackinnon
Signatory: G. Mackinnon
Capacity: Director
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
MAGNOLIA CELLULAR INVESTMENT 2 (RF)
PROPRIETARY LIMITED

/s/ G. Mackinnon
Signatory: G. Mackinnon
Capacity: Director
Who warrants his authority hereto

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
YELLOWWOOD CELLULAR INVESTMENT 3 (RF) PROPRIETARY LIMITED

Master Implementation and Funds Flow Agreement

/s/ G. Mackinnon
Signatory: G. Mackinnon
Capacity: Director
Who warrants his authority hereto

SIGNED at London on this the 25th day of July 2017.

For and on behalf of
OGER TELECOM LIMITED

/s/ Rami Aslan
Signatory:
Capacity:
Who warrants his authority hereto

SIGNED at London on this the 25th day of July 2017.

For and on behalf of
OGER TELECOM (SOUTH AFRICA) PROPRIETARY LIMITED

/s/ Rami Aslan
Signatory:
Capacity:
Who warrants his authority hereto

SIGNED at Beirut on this the 25th day of July 2017.

For and on behalf of
OGER TELECOM SOUTH AFRICA HOLDINGS LIMITED

/s/ Mohammed Hariri
Signatory:
Capacity:
Who warrants his authority hereto

SIGNED at Hong Kong on this the 25th day of July 2017.

For and on behalf of
CITICORP INTERNATIONAL LIMITED

/s/ Terence Young
Signatory: Terence Young
Capacity: Vice President
Who warrants his authority hereto

Master Implementation and Funds Flow Agreement

SIGNED at Cape Town on this the 25th day of July 2017.

For and on behalf of
MICAWBER 405 (RF) PROPRIETARY LIMITED

/s/ Shirvan Schreuder
Signatory: Shirvan Schreuder
Capacity: Director
Who warrants his authority hereto

SIGNED at Cape Town on this the 25th day of July 2017.

For and on behalf of
TMF CORPORATE SERVICES (SOUTH AFRICA) PROPRIETARY LIMITED
(for the purposes only of acknowledging this Agreement)

/s/ Nicholas Clarke
Signatory: Nicholas Clarke
Capacity: Authorised Signatory
Who warrants his authority hereto

Master Implementation and Funds Flow Agreement

SIGNED at Sandton on this the 25th day of July 2017.

For and on behalf of
BOWMAN GILFILLAN INC.
(as Escrow Agent)

/s/ David Anderson
Signatory: David Anderson
Capacity: Director
Who warrants his authority hereto

Master Implementation and Funds Flow Agreement

SCHEDULE 1

PARTIES TO THIS AGREEMENT

(1)	CELL C PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 1999/007722/07 (Cell C);

(2)	CELL C SERVICE PROVIDER COMPANY PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 2001/008017/07 (Cell C SP);

(3)	CELL C TOWER COMPANY PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 2009/004432/07 (Cell C Tower);

(4)	CELL C PROPERTY COMPANY PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 2001/008003/07 (Cell C Property);

(5)	THE PREPAID COMPANY PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 1999/016716/07 (BLT);

(6)	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 2002/031446/07 (Net1);

(7)

CHINA DEVELOPMENT BANK, a bank organised under the laws of People’s Republic of China with its Shenzen Branch located at No. 1093 Shennan Zhong Road, CITIC Tower, Shenzhen 518031, People’s Republic of China (CDB);

(8)

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, a bank organised under the laws of People’s Republic of China with its head office located at No. 55, Fuxingmennei Avenue, Xicheng District, Beijing 100140, People’s Republic of China (ICBC);

(9)	NEDBANK LIMITED, a company registered in accordance with the laws of South Africa under registration number 1951/000009/06, acting through its Corporate and Investment Banking division (Nedbank);

(10)	DEVELOPMENT BANK OF SOUTHERN AFRICA LIMITED, a development finance institution established in terms of the Development Bank of Southern Africa Act, 1997 (DBSA);

(11)	NEDBANK LIMITED, a company registered in accordance with the laws of South Africa under registration number 1951/000009/06, as funds flow bank (in this capacity, Funds Flow Bank);

(12)	CERTAIN HOLDERS OF THE FIRST PRIORITY SENIOR SECURED NOTES DUE 2018 ISSUED BY CELL C PROPRIETARY LIMITED, represented herein by Bank Med S.A.L. and Bank Audi S.A.L. (Bondholders);

(13)

BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED, a company registered in accordance with the laws of the United Kingdom under company number 02631386 as the notes trustee under the Cell C Bonds Trust Deed and the SPV1 Bonds Trust Deed (BoNY);

(14)	THE PERSONS IDENTIFIED IN SCHEDULE 2 (M5);

(15)	ALBANTA TRADING 109 PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 2015/261614/07 (MS15);

(16)	3C TELECOMMUNICATIONS PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 1999/010091/07 (3C);

Master Implementation and Funds Flow Agreement

(17)	CEDAR CELLULAR INVESTMENT 1 (RF) PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 2017/068178/07 (SPV1);

(18)	MAGNOLIA CELLULAR INVESTMENT 2 (RF) PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 2017/068221/07 (SPV2);

(19)	YELLOWWOOD CELLULAR INVESTMENT 3 (RF) PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 2017/068241/07 (SPV3);

(20)	OGER TELECOM LIMITED, a company registered in accordance with the laws of the United Arab Emirates under company number 0054 (OTL);

(21)	OGER TELECOM (SOUTH AFRICA) PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 1999/010129/07 (OTSA);

(22)	OGER TELECOM SOUTH AFRICA HOLDINGS LIMITED, a company registered in accordance with the laws of Bermuda under registration number EC26571 (OTSAH);

(23)	CITICORP INTERNATIONAL LIMITED, a company registered in accordance with the laws of Hong Kong under registration number 21829 (Citi);

(24)	MICAWBER 405 (RF) PROPRIETARY LIMITED, a company registered in accordance with the laws of South Africa under registration number 2005/000415/07 (Security SPV);

(25)	TMF CORPORATE SERVICES (SOUTH AFRICA) PROPRIETARY LIMITED, a private company incorporated under the laws of the Republic of South Africa with registration number 2006/013631/07, (TMF); and

(26)	BOWMAN GILFILLAN INC., a personal liability company incorporated under the laws of the Republic of South Africa with registration number 1998/021409/21, as escrow agent (the Escrow Agent).

Master Implementation and Funds Flow Agreement

SCHEDULE 2

M5

José Guilherme Vieira Dos Santos	(South African identity number: XXXXX) as to 37.5% of M5
Robert Killigrew Sabine Pasley	(South African identity number: XXXXX) as to 25% of M5
Graham Neil Mackinnon	(South African identity number: XXXXX) as to 25% of M5
Hilton Roy Coverly	(South African identity number: XXXXX) as to 12.5% of M5

Master Implementation and Funds Flow Agreement

SCHEDULE 3

FUNDS FLOW BANK ACCOUNTS AND BANK ACCOUNTS

CELL C

Cell C Funds Flow Bank Account
Account Bank: Nedbank
XXXXX

CELL C SP

Cell C SP Funds Flow Bank Account
Account Bank: Nedbank
XXXXX

DBSA

DBSA Bank Account
Account Bank: The Standard Bank of South Africa
Account Name: Development Bank of South Africa
Account Number: XXXXX
Branch: Sandton
Branch Code: XXXXX

CDB Bank Account
USD Account – XXXXX
EUR Account – XXXXX

Master Implementation and Funds Flow Agreement

ICBC

ICBC Bank Account
USD ACCOUNT – XXXXX
Payment Reference - XXXXX
ZAR ACCOUNT – XXXXX
Payment Reference – XXXXX

BLT

BLT Funds Flow Bank Account	BLT Bank Account
Account Bank: Nedbank	Account Name: The Prepaid Company Proprietary
Account Bank: Nedbank Limited
XXXXX	Branch: Constantia Boulevard Roodepoort
Branch Code: XXXXX
Account Number: XXXXX
Account Type: Current Account
SWIFT Code: XXXXX

Net1

Net1 Funds Flow Bank Account	Net1 Bank Account
Account Bank: Nedbank	To be advised in writing by Net1 to the Funds Flow Bank
Account Name: Net1 Applied Technologies South Africa (Pty) Ltd. FFBA
Account Number: XXXXX

OTSA

OTSA Bank Account
Account Bank: Nedbank
Oger Telecom SA (Pty) LTD
Account No – XXXXX

OTL

OTL Bank Account
Beneficiary Oger Telecom Ltd, BankMed,
Branch Clemenceau, Beirut, Lebanon,
IBAN – XXXXX
Account no XXXXX

Master Implementation and Funds Flow Agreement

SPV2

SPV2 DSRA Bank Account

Name of Account – Magnolia Cellular Investment 2
Bank – Standard Bank of SA Ltd
Account No - XXXXX
Branch – Sandton

SPV3

SPV3 Funds Flow Bank Account
Account Bank: Nedbank
Account Name :Yellowwood Investments 3 (Pty) Ltd
Account Number : XXXXX
Corporate Client Services, Branch Code XXXXX

Existing Paying Agent

Existing Paying Agent Bank Account

BNY MELLON BRUSSELS, IRVTBEBB,
THE BANK OF NEW YORK MELLON, LONDON (BIC :
XXXXX)
XXXXX

Master Implementation and Funds Flow Agreement

Nedbank Suspense Account

Nedbank Suspense Account

Account Name: Nedbank Capital – Project Admin
Account Number: XXXXX
Branch: 100 Main Street, Johannesburg
Branch Code: XXXXX

Master Implementation and Funds Flow Agreement

SCHEDULE 4

DESIGNATED REPRESENTATIVES

Party	Designated Representative
BLT	Brett Marlon Levy or Etienne Charl de Villiers
Net1	Herman Kotze
CDB	Fan Wen
ICBC	Xin Weibin
Cell C	José Guilherme Vieira Dos Santos
Cell C SP	Robert Killigrew Sabine Pasley
Cell C Tower	Robert Killigrew Sabine Pasley
Cell C Property	Robert Killigrew Sabine Pasley
Nedbank	Cathy Booth or Anil Ramjee
DBSA	Seison Reddy
M5	José Guilherme Vieira Dos Santos Robert Killigrew Sabine Pasley Graham Neil Mackinnon Hilton Roy Coverly
MS15	Graham Neil Mackinnon
3C	Mazen Abou Chakra or Rami Aslan
SPV1	Graham Neil Mackinnon
SPV2	Graham Neil Mackinnon
SPV3	Graham Neil Mackinnon
OTL	Mazen Abou Chakra or Rami Aslan
OTSA	Mazen Abou Chakra or Rami Aslan
OTSAH	Mazen Abou Chakra or Rami Aslan
Citi	Terence Yeung
Security SPV	Shirvan Schreuder
TMF	Nicholas Russell Clarke

Master Implementation and Funds Flow Agreement

SCHEDULE 5

ADDRESSES AND DETAILS

Party	Addresses and Details
BLT	75 Grayston Drive
Morningside Ext 5
Sandton
2196
South Africa
Attention: Chief Executive Officer
Email: xx@xx
Net1	6th Floor
President Place
Cnr Jan Smuts Avenue & Bolton Road
Rosebank
2121
South Africa
Attention: Herman Kotze
Email address: xx@xx
Fax: xxxxx
CDB	No. 1093 Shennan Zhong Road
12th Floor CITIC Tower
Shenzhen 518031
People’s Republic of China
Attention: Fan Wen / Henry Yang
Email address: xx@xx / xx@xx
Fax: xxxxx
ICBC	No. 55, Fuxingmennei Avenue
Xicheng District
Beijing 100140
People’s Republic of China
Attention: Vincent Xin / Geng Chenyao
Email address: xx@xx / xx@xx
Fax: xxxxx

Master Implementation and Funds Flow Agreement

Cell C	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
South Africa
Attention: Chief Legal Officer
Email address: xx@xx
Cell C SP	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
South Africa
Attention: Chief Legal Officer
Email address: xx@xx
Cell C Tower	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
South Africa
Attention: Chief Legal Officer
Email address: xx@xx
Cell C Property	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
South Africa
Attention: Chief Legal Officer
Email address: xx@xx
Nedbank	Block H, 6th Floor, Nedbank, 135 Rivonia Road
Sandown
Sandton, 2196
South Africa

Master Implementation and Funds Flow Agreement

Attention: Pierre Ferreira / Michelle Davis
Email address: xx@xx / xx@xx
DBSA	1258 Lever Road
Headway Hill Midrand
South Africa
Attention: General Manager: Infrastructure Finance
Email: xx@xx
M5	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
South Africa
Attention: Chief Legal Officer
Email address: xx@xx
MS15	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
South Africa
Attention: Chief Legal Officer
Email address: xx@xx
3C	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
Attention: The Company Secretary
Email address: xx@xx
With a copy to Bowmans:
11 Alice Lane, Sandton, Johannesburg, 2146
Attention: The Senior Partner
Email address: xx@xx

Master Implementation and Funds Flow Agreement

SPV1	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
Attention: The Company Secretary
Email address: xx@xx
SPV2	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
Attention: The Company Secretary
Email address: xx@xx
SPV3	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
Attention: The Company Secretary
Email address: xx@xx
OTL	Oger Telecom Limited
Unit 16-46, Floor 16
Central Park
P. O. Box 506524
Dubai International Financial Center
Dubai
United Arab Emirates

Attention: Mazen Abou Chakra
Email: xx@xx
OTSA	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
Attention: Graham Mackinnon
Email address: xx@xx

Master Implementation and Funds Flow Agreement

OTSAH	Cell C Campus
Cnr Maxwell Drive and Pretoria Main Road
Buccleuch Ext 10
2090
Attention: Graham Mackinnon
Email address: xx@xx
Citi	39/F, Champion Tower
3 Garden Road
Central
Hong Kong
Attention: Agency & Trust
Email address: xx@xx
Security SPV	3rd Floor, 200 on Main
Corner Main Road and Bowwood Road
Claremont
Cape Town
7708
Attention: The Managing Director
Email: xx@xx
Fax: xxxxx
TMF	3rd Floor, 200 on Main
Corner Main Road and Bowwood Road
Claremont
Cape Town
7708
Attention: The Managing Director
Email: xx@xx
Fax: xxxxx
Escrow Agent	11Alice Lane
Sandton, 2196
South Africa
Attention: David Anderson
Email address: xx@xx

Master Implementation and Funds Flow Agreement

Bondholders	Bank Audi
Bank Audi Plaza, Omar Daouk Street, Bab Idriss
P.O.Box: 11-2560 Riad El-Solh, Beirut – LEBANON
Attention: Mr Shadi Oueijan
Email: xx@xx
BankMed

Bankmed, 482 Clemenceau Street
P.O. Box: 11-348, Riad el Solh, Beirut, Lebanon
Attention: Mr Adel Jabre
Email: xx@xx

Funds Flow Bank	Block H, 6th Floor, Nedbank, 135 Rivonia Road
Sandown
Sandton, 2196
South Africa
Attention: Pierre Ferreira / Michelle Davis
Email address: xx@xx / xx@xx

BoNY	The Bank Of New York Mellon
One Canada Square
London E14 5AJ
United Kingdom

Master Implementation and Funds Flow Agreement

SCHEDULE 6

ESCROW DOCUMENTS DELIVERY CONFIRMATION

From: [•] [Note: Name of Party]

To:

Bowman Gilfillan Inc.
11 Alice Lane
Sandton
Johannesburg
South Africa
Attention: David Anderson
Email: xx@xx

[•] July 2017

Dear Sirs

CONFIRMATION OF DELIVERY OF ESCROW DOCUMENTS TO THE ESCROW AGENT IN TERMS OF CLAUSE 5.2 OF THE MASTER IMPLEMENTATION AND FUNDS FLOW AGREEMENT

1.

We, [•], [Note: Name of Party] refer to the master implementation and funds flow agreement dated [•] July 2017 entered into between the Parties (the Master Implementation Agreement). Capitalised terms used in this letter but not otherwise defined in this letter shall have the meanings given to such terms in the Master Implementation Agreement.

2.

Further to clause 5.2 of the Master Implementation Agreement on the date of this letter we, [•], [Note: Name of Party] hereby confirm that we have delivered the [•], [Note: Name of Party] Escrow Documents to the Escrow Agent.

3.	This letter is governed by South African law.

Yours faithfully

For and on behalf of

[•] [Note: Name of Party]

________________________
Signatory:
Capacity: Designated Representative

Master Implementation and Funds Flow Agreement

SCHEDULE 7

ESCROW AGENT CONFIRMATION

From: Bowman Gilfillan Inc.

To: Each of the Parties

[•] July 2017

Dear Sirs

PRE-CLOSING STEP 1 NOTIFICATION IN TERMS OF CLAUSE 5.2 OF THE MASTER IMPLEMENTATION AND FUNDS FLOW AGREEMENT

1.

We, Bowman Gilfillan Inc., refer to the master implementation and funds flow agreement dated [•] July 2017 entered into between the Parties (the Master Implementation Agreement). Capitalised terms used in this letter but not otherwise defined in this letter shall have the meanings given to such terms in the Master Implementation Agreement.

2.

Further to clause 5.2 of the Master Implementation Agreement we, Bowman Gilfillan Inc., hereby notify you that we have received from each of the Parties its written confirmation of delivery of its Escrow Documents to the Escrow Agent pursuant to clause 5.2 of the Master Implementation Agreement.

3.	This letter is governed by South African law.

Yours faithfully

For and on behalf of
BOWMAN GILFILLAN INC. (IN ITS CAPACITY AS ESCROW AGENT)

________________________
Signatory:
Capacity:

Master Implementation and Funds Flow Agreement

SCHEDULE 8

FUNDS FLOW BANK PRE-CLOSING STEP 2 CONFIRMATION

From: Nedbank Limited

To: Each of the Parties

[•] July 2017

Dear Sirs

PRE-CLOSING STEP 2 FUNDS FLOW BANK NOTIFICATION IN TERMS OF CLAUSE 7.3 OF THE MASTER IMPLEMENTATION AND FUNDS FLOW AGREEMENT

1.

We, the Funds Flow Bank, refer to the master implementation and funds flow agreement dated [•] July 2017 entered into between the Parties (the Master Implementation Agreement). Capitalised terms used in this letter but not otherwise defined in this letter shall have the meanings given to such terms in the Master Implementation Agreement.

2.	Further to clause 7.3 of the Master Implementation Agreement we hereby confirm that:

2.1	all of the amounts referred to in clause 7.1 have been deposited into the relevant Funds Flow Bank Accounts by no later than 28 July 2017;

2.2	Cell C has delivered to the Funds Flow Bank a copy of the Existing Bondholder Distribution Instruction by no later than

3.	This letter is governed by South African law.

Yours faithfully

For and on behalf of
NEDBANK LIMITED (IN ITS CAPACITY AS FUNDS FLOW BANK)

________________________
Signatory:
Capacity:

Master Implementation and Funds Flow Agreement

SCHEDULE 9

FUNDS FLOW BANK PRE-CLOSING STEP 3 CONFIRMATION

From: Nedbank Limited

To: Each of the Parties

[•] July 2017

Dear Sirs

PRE-CLOSING STEP 3 FUNDS FLOW BANK NOTIFICATION IN TERMS OF CLAUSE 7.5 OF THE MASTER IMPLEMENTATION AND FUNDS FLOW AGREEMENT

1.

We, the Funds Flow Bank, refer to the master implementation and funds flow agreement dated [•] July 2017 entered into between the Parties (the Master Implementation Agreement). Capitalised terms used in this letter but not otherwise defined in this letter shall have the meanings given to such terms in the Master Implementation Agreement.

2.

Further to clause 7.5 of the Master Implementation Agreement we hereby confirm that all of the amounts referred to in clause 7.4 have been deposited into the relevant Nedbank Suspense Accounts by no later than 31 July 2017.

3.	This letter is governed by South African law.

Yours faithfully

For and on behalf of

NEDBANK LIMITED (IN ITS CAPACITY AS FUNDS FLOW BANK)

________________________
Signatory: Capacity:

Master Implementation and Funds Flow Agreement

SCHEDULE 10

CLOSING CONFIRMATION

From: Cell C Proprietary Limited

To: Each of the Parties

[•] August 2017

Dear Sirs

CLOSING CONFIRMATION IN TERMS OF CLAUSE 9.8 OF THE MASTER IMPLEMENTATION AND FUNDS FLOW AGREEMENT

1.

We, Cell C, refer to the master implementation and funds flow agreement dated [•] July 2017 entered into between the Parties (the Master Implementation Agreement). Capitalised terms used in this letter but not otherwise defined in this letter shall have the meanings given to such terms in the Master Implementation Agreement.

2.	Further to clause 9.8 of the Master Implementation Agreement we hereby confirm that Closing has occurred.

3.	This letter is governed by South African law.

Yours faithfully

For and on behalf of

CELL C PROPRIETARY LIMITED

________________________
Signatory: Capacity:

Master Implementation and Funds Flow Agreement

SCHEDULE 11

FORM OF CP SATISFACTION LETTER

[NOTE: CP Satisfaction Letter may be from the Party to the Escrow Agent and to Cell C or from the advisers of a Party to that Party.]

From: Each of the Parties To:

Cell C Proprietary Limited and

Bowman Gilfillan Inc.

[•]July 2017

Dear Sirs

CP SATISFACTION LETTER IN TERMS OF CLAUSE 3.3 OF THE MASTER IMPLEMENTATION AND FUNDS FLOW AGREEMENT

1.

We, [•], [Note: Name of Party] refer to the master implementation and funds flow agreement dated [•] July 2017 entered into between the Parties (the Master Implementation Agreement). Capitalised terms used in this letter but not otherwise defined in this letter shall have the meanings given to such terms in the Master Implementation Agreement.

2.

Further to clause 3.3 of the Master Implementation Agreement we hereby confirm that as at the date of this letter all of the Transaction Documents Conditions in each of the Transaction Documents to which we are a party (and lists of such Transaction Documents Conditions and such Transaction Documents are attached to this list letter for ease of reference) have been fulfilled or waived in terms of the relevant Transaction Documents.

3.	This letter is governed by South African law.

Yours faithfully

For and on behalf of

[•] [Note: Name of Party]

________________________
Signatory:
Capacity: Designated Representative

Master Implementation and Funds Flow Agreement

SCHEDULE 12

FUNDS FLOW BANK PAYMENTS SCHEDULE

Master Implementation and Funds Flow Agreement

SCHEDULE 13

TRANSACTION DOCUMENTS EXECUTION CONFIRMATION

[NOTE: Confirmation must be from the Designated Representative of a Party to the Escrow Agent and to Cell C, with the exception of CDB and ICBC, whose legal advisers (White & Case) shall deliver Confirmation to the Escrow Agent and Cell C.]

From: Each of the Parties

To:

Cell C Proprietary Limited and

Bowman Gilfillan Inc.

[•] July 2017

Dear Sirs

CONFIRMATION OF ENTRY INTO TRANSACTION DOCUMENTS IN TERMS OF CLAUSE 2.1.1 OF THE MASTER IMPLEMENTATION AND FUNDS FLOW AGREEMENT

1.

We, [•], [Note: Name of Party] refer to the master implementation and funds flow agreement dated [•] July 2017 entered into between the Parties (the Master Implementation Agreement). Capitalised terms used in this letter but not otherwise defined in this letter shall have the meanings given to such terms in the Master Implementation Agreement.

2.

Further to clause 2.1.1 of the Master Implementation Agreement we hereby confirm that as at the date of this letter we have entered into all of the Transaction Documents to which we are a party by no later than [•] July 2017 (and lists of such Transaction Documents are attached to this list letter for ease of reference).

3.	This letter is governed by South African law.

Yours faithfully

For and on behalf of

[•] [Note: Name of Party]

________________________
Signatory:

Capacity: Designated Representative

Master Implementation and Funds Flow Agreement